UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Dividend Income Fund

Annual Report for the Period Ended September 30, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	13

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	35

Federal Income Tax Information	36

Fund Governance	37

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Economic momentum slowed in the third quarter of 2011, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. The unemployment rate remained stalled as growing uncertainty continued to weigh on prospective employers. Monthly indicators for the manufacturing and service sectors also showed signs of slowing. Equity and high-yield bond markets fell sharply as investor confidence was shaken by Europe's lingering debt crisis, a heated debate in Washington over fiscal deficits (which eventually led to a downgrade of U.S. government debt) and tepid economic growth. The U.S. stock market experienced its worst quarter in two years during the third quarter of 2011, with volatility and selling pressure reminiscent of the market selloff in 2008, as macro-economic concerns continued to mount.

During its September meeting, the Federal Reserve Board announced that it was prepared to purchase longer term securities and sell shorter term securities in an effort to keep long-term interest rates down. Their hope is that lower long-term borrowing rates will stimulate business investment and hiring. However, the question remains as to whether monetary policy alone will be enough to resuscitate growth in the current environment.

Despite this challenging and volatile economic backdrop, I believe Columbia Management remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $325 billion under management as of September 30, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The incredible line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of September 30, 2011, Columbia Management offers 54 funds rated 4 and 5 stars by Morningstar. Additionally, The Wall Street Journal has named two Columbia funds "Category Kings" in its "Investing in Funds: A Quarterly Analysis" issue dated October 5, 2011 in recognition for their one-year performance as of September 30, 2011.

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

All ratings are Class Z as of 9/30/2011. Out of 118 Z-share Columbia funds rated by Morningstar, 8 funds received a 5-star Overall Rating and 46 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Wall Street Journal "Category Kings" methodology: Top-performing funds in each category ranked by one-year total returns (changes in net asset values and reinvested distributions) for the period ended September 30, 2011.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Dividend Income Fund

Summary

■  For the 12-month period that ended September 30, 2011, the fund's Class A shares returned 2.56% without sales charge.

■  The fund outperformed its benchmark, the Russell 1000 Index.1

■  A tilt toward quality and superior stock selection in the financial sector helped build the fund's strong relative performance.

Portfolio Management

Richard E. Dahlberg has co-managed the fund since October 2003 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Dahlberg was associated with the fund's previous advisor or its predecessors since 2003.

Scott L. Davis has co-managed the fund since November 2001 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Davis was associated with the fund's previous advisor or its predecessors since 1985.

Michael S. Barclay has co-managed the fund since March 2011 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Barclay was associated with the fund's previous advisor or its predecessors since 2006.

David L. King has co-managed the fund since March 2011 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. King was associated with the fund's previous advisor or its predecessors since 2010.

1The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/11

+2.56%

Class A shares (without sales charge)

+0.91%

Russell 1000 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/01 – 09/30/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 10/01/01 – 09/30/11 ($)

Sales charge	without	with
Class A	15,906	14,997
Class B	14,761	14,761
Class C	14,751	14,751
Class I	n/a	n/a
Class R	15,780	n/a
Class T	15,843	14,937
Class W	n/a	n/a
Class Z	16,388	n/a

Average annual total return as of 09/30/11 (%)

Share class	A		B		C		I	R	T	W		Z
Inception	11/25/02		11/25/02		11/25/02		09/27/10	03/28/08	03/04/98	09/27/10		03/04/98
Sales charge	without	with	without	with	without	with	without	without	without	with	without	without
1-year	2.56	-3.34	1.74	-3.26	1.74	0.74	3.02	2.30	2.51	-3.39	2.57	2.82
5-year	0.68	-0.51	-0.06	-0.43	-0.08	-0.08	n/a	0.52	0.64	-0.54	n/a	0.95
10-year/Life	4.75	4.14	3.97	3.97	3.96	3.96	2.91	4.67	4.71	4.09	2.46	5.06

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class I, Class R, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Strategic Equity Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. Class R share performance information includes returns of Class A shares for the period from November 25, 2002 through March 27, 2008, and the returns of Retail A shares for periods prior thereto. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes (and, in the case of Class R shares, Class A shares) and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class B and Class C shares, and the returns shown for periods prior to March 28, 2008 would be lower for Class R shares.

Class I and Class W shares were initially offered on September 27, 2010.

2

Understanding Your Expenses – Columbia Dividend Income Fund

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

04/01/11 – 09/30/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	900.70	1,019.95	4.86	5.16	1.02
Class B	1,000.00	1,000.00	897.10	1,016.14	8.47	9.00	1.78
Class C	1,000.00	1,000.00	897.00	1,016.24	8.37	8.90	1.76
Class I	1,000.00	1,000.00	902.60	1,021.76	3.15	3.35	0.66
Class R	1,000.00	1,000.00	899.60	1,018.75	6.00	6.38	1.26
Class T	1,000.00	1,000.00	901.20	1,019.65	5.15	5.47	1.08
Class W	1,000.00	1,000.00	900.70	1,020.16	4.67	4.96	0.98
Class Z	1,000.00	1,000.00	901.90	1,021.21	3.67	3.90	0.77

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers' Report – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/11 ($)

Class A	12.16
Class B	11.89
Class C	11.88
Class I	12.18
Class R	12.17
Class T	12.17
Class W	12.16
Class Z	12.17

Distributions declared per share

10/01/10 – 09/30/11 ($)

Class A	0.28
Class B	0.19
Class C	0.19
Class I	0.33
Class R	0.25
Class T	0.28
Class W	0.28
Class Z	0.32

For the 12-month period that ended September 30, 2011, the fund's Class A shares returned 2.56% without sales charge. The fund's benchmark, the Russell 1000 Index, returned 0.91% for the same period. In a volatile period, the fund gained this performance advantage with a tilt toward quality and superior stock selection in the financials sector.

A dim global economic outlook hampered stocks

As the impact of Japan's natural disasters spread through the global supply chain and Europe scrambled once again to prop up debtor nations—notably Greece—the pace of economic growth slowed worldwide. In the United States, spring and summer storms caused massive disruptions across the Midwest, the South and states along the eastern seaboard. In Washington, wrangling intensified over the budget deficit and the federal debt ceiling. Slowing job growth in the final months of the period further weakened investor confidence.

Against this backdrop, the U.S. economy expanded at a modest 1.6% rate over the past 12 months, as measured by gross domestic product. Growth was solid in the fourth quarter of 2010 but faltered dramatically in 2011 as the housing market continued its five-year slide and the unemployment rate remained disturbingly high. Personal consumption was flat, consumer confidence remained low and a recent downtick in manufacturing activity further dampened economic prospects.

Strong results in most sectors

Over the 12-month period, the fund outperformed its benchmark in all major sectors except energy and utilities. In financials, we avoided troubled commercial and investment banks, which aided relative returns. Among these, we sold Morgan Stanley and purchased CME (0.6% of net assets), parent of the Chicago Mercantile Exchange, which fared better than Morgan Stanley for the period. American Express (1.1% of net assets) proved resilient despite a gloomy economic backdrop, thanks to its relatively affluent client base. Real estate investment trust Digital Realty (0.6% of net assets) enjoyed strong demand for its specialized properties, buildings designed specifically around the needs of technology firms.

IBM (3.3% of net assets) led gainers in the technology sector. IBM's product mix is no longer dominated by computer hardware. The company continues to execute its business plans successfully and is prospering in the services and software arena. Intel (1.9% of net assets) also moved higher as demand for its chips expanded, while Accenture's (1.4% of net assets) management consulting and outsourcing businesses produced solid results. Our sale of Hewlett Packard sidestepped much of the stock's downturn. We avoided a major networking company, which was a very weak performer, and that also aided results.

Bristol Myers Squibb (2.8% of net assets), a biopharmaceutical innovator, launched new drugs with strong profit potential, making it the fund's leading performer over the period. However,

4

Portfolio Managers' Report (continued) – Columbia Dividend Income Fund

Merck (2.2% of net assets) fell when its new product pipeline weakened. Verizon (3.1% of net assets) was another of the fund's best performers, thanks to strong gains in its wireless business. In consumer stocks, Philip Morris International (3.0% of net assets) saw overseas sales and profits grow. McDonald's (1.9% of net assets) introduced revised menu offerings that caught on with consumers as households sought lower-cost dining options.

Transocean (0.7% of net assets), which owned the drilling rig involved in the disastrous BP-Gulf of Mexico explosion and oil spill, declined sharply. Portfolio holdings involved in oil and gas exploration also disappointed as energy prices fell, while integrated energy holdings such as ExxonMobil and Chevron (2.8% and 2.2% of net assets, respectively) were positive contributors. In utilities, the absence of some strong performing issues hurt returns.

Quality may be best strategy in weak economy

Current near-recessionary conditions are likely to persist while adverse employment prospects and fears of foreclosure restrain consumer demand, and households forego nonessential outlays to concentrate on reducing debt. Meanwhile, the housing industry, normally a vigorous engine of economic activity, is just beginning to stir. Europe's sovereign debt crisis continues to worry investors while in Washington, the United States' own financial woes continue to multiply.

To address this challenging economic outlook, we focused even more rigorously on very high quality issues. All four of the stocks that Standard and Poor's ranks as AAA equities—Automatic Data Processing (0.9% of net assets), ExxonMobil, Johnson & Johnson (2.0% of net assets) and Microsoft (2.4% of net assets)—are represented in the portfolio. Meanwhile, continued strong cash flow into the fund allows us to pursue attractive opportunities while valuations appear attractive on the kinds of high quality, dividend-paying firms that we emphasize.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Dividend payments are not guaranteed. The amount of a dividend payment, if any, can vary over time.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

Portfolio Breakdown1

as of 09/30/11 (%)

Common Stocks	94.3
Consumer Discretionary	8.9
Consumer Staples	12.9
Energy	11.4
Financials	12.6
Health Care	12.2
Industrials	8.6
Information Technology	11.6
Materials	4.9
Telecommunication Services	6.3
Utilities	4.9
Convertible Preferred Stocks	0.8
Energy	0.1
Financials	0.7
Exchange-Traded Funds	1.7
Other[2]	3.2

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2Cash & Cash Equivalents.

5

Portfolio of Investments – Columbia Dividend Income Fund

September 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 94.0%
CONSUMER DISCRETIONARY 8.9%
Hotels, Restaurants & Leisure 1.9%
McDonald's Corp.	835,200	$73,347,264
Leisure Equipment & Products 0.6%
Mattel, Inc.(a)	941,225	24,368,315
Media 2.2%
McGraw-Hill Companies, Inc. (The)(a)	615,600	25,239,600
Meredith Corp.(a)	791,400	17,917,296
Time Warner, Inc.(a)	1,398,325	41,907,800
Total		85,064,696
Multiline Retail 1.6%
Nordstrom, Inc.(a)	518,750	23,696,500
Target Corp.	825,600	40,487,424
Total		64,183,924
Specialty Retail 2.6%
Home Depot, Inc.	1,695,175	55,720,402
Limited Brands, Inc.	572,725	22,055,640
TJX Companies, Inc.	394,250	21,869,048
Total		99,645,090
TOTAL CONSUMER DISCRETIONARY		346,609,289
CONSUMER STAPLES 12.9%
Beverages 2.2%
Coca-Cola Co. (The)	614,025	41,483,529
Diageo PLC, ADR(a)(b)	565,375	42,928,924
Total		84,412,453
Food & Staples Retailing 0.9%
Wal-Mart Stores, Inc.(a)	641,125	33,274,387
Food Products 2.8%
General Mills, Inc.(a)	787,675	30,301,857
HJ Heinz Co.(a)	1,127,375	56,909,890
JM Smucker Co. (The)(a)	314,175	22,900,216
Total		110,111,963
Household Products 2.7%
Kimberly-Clark Corp.	581,300	41,278,113
Procter & Gamble Co. (The)	1,014,700	64,108,746
Total		105,386,859
Tobacco 4.3%
Altria Group, Inc.	1,912,500	51,274,125
Philip Morris International, Inc.	1,897,400	118,359,812
Total		169,633,937
TOTAL CONSUMER STAPLES		502,819,599
ENERGY 11.4%
Energy Equipment & Services 1.3%
Schlumberger Ltd.(a)(b)	416,975	24,905,917
Transocean Ltd. (b)	549,725	26,243,871
Total		51,149,788
Oil, Gas & Consumable Fuels 10.1%
Chevron Corp.	944,975	87,429,087
ConocoPhillips	623,050	39,451,526
EnCana Corp. (b)	941,750	18,091,017
Exxon Mobil Corp.(a)	1,527,100	110,913,273
Kinder Morgan, Inc.	713,200	18,464,748

Issuer	Shares	Value
Common Stocks (continued)
ENERGY (cont.)
Oil, Gas & Consumable Fuels (cont.)
Murphy Oil Corp.(a)	234,925	$10,374,288
Occidental Petroleum Corp.(a)	397,750	28,439,125
Penn West Petroleum Ltd. (b)	815,350	12,042,720
Royal Dutch Shell PLC, ADR (b)	1,121,350	68,985,452
Total		394,191,236
TOTAL ENERGY		445,341,024
FINANCIALS 12.5%
Capital Markets 2.0%
BlackRock, Inc.(a)	249,925	36,991,399
Northern Trust Corp.(a)	649,550	22,721,259
T Rowe Price Group, Inc.	387,525	18,512,069
Total		78,224,727
Commercial Banks 2.5%
PNC Financial Services Group, Inc.	693,000	33,395,670
U.S. Bancorp(a)	1,520,550	35,793,747
Wells Fargo & Co.	1,186,225	28,611,747
Total		97,801,164
Consumer Finance 1.1%
American Express Co.	940,125	42,211,613
Diversified Financial Services 2.1%
CME Group, Inc.	87,925	21,664,720
JPMorgan Chase & Co.(a)	2,041,050	61,476,426
Total		83,141,146
Insurance 3.2%
Arthur J Gallagher & Co.	1,056,925	27,797,127
Chubb Corp. (The)(a)	463,025	27,776,870
MetLife, Inc.	928,425	26,005,184
Progressive Corp. (The)	553,075	9,822,612
RenaissanceRe Holdings Ltd.(a)(b)	160,250	10,223,950
Unum Group(a)	1,037,150	21,738,664
Total		123,364,407
Real Estate Investment Trusts (REITs) 1.1%
Digital Realty Trust, Inc.(a)	402,650	22,210,174
Public Storage	201,325	22,417,539
Total		44,627,713
Thrifts & Mortgage Finance 0.5%
People's United Financial, Inc.(a)	1,841,250	20,990,250
TOTAL FINANCIALS		490,361,020
HEALTH CARE 12.1%
Biotechnology 0.8%
Amgen, Inc.	548,150	30,120,843
Pharmaceuticals 11.3%
Abbott Laboratories(a)	1,425,400	72,894,956
Bristol-Myers Squibb Co.(a)	3,515,125	110,304,622
Johnson & Johnson	1,239,500	78,968,545
Merck & Co., Inc.	2,617,100	85,605,341
Pfizer, Inc.	5,415,375	95,743,830
Total		443,517,294
TOTAL HEALTH CARE		473,638,137

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Dividend Income Fund

September 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS 8.5%
Aerospace & Defense 3.1%
Honeywell International, Inc.	1,058,975	$46,499,592
Raytheon Co.	777,425	31,773,360
United Technologies Corp.	613,400	43,158,824
Total		121,431,776
Commercial Services & Supplies 0.7%
Waste Management, Inc.(a)	889,000	28,945,840
Electrical Equipment 0.6%
Emerson Electric Co.	537,475	22,203,092
Industrial Conglomerates 1.0%
General Electric Co.	2,518,575	38,383,083
Machinery 2.5%
Deere & Co.(a)	475,525	30,704,649
Dover Corp.(a)	583,150	27,174,790
Illinois Tool Works, Inc.(a)	381,550	15,872,480
Parker Hannifin Corp.	397,450	25,091,019
Total		98,842,938
Road & Rail 0.6%
Norfolk Southern Corp.	404,050	24,655,131
TOTAL INDUSTRIALS		334,461,860
INFORMATION TECHNOLOGY 11.6%
IT Services 5.5%
Accenture PLC, Class A(b)	1,012,000	53,312,160
Automatic Data Processing, Inc.(a)	728,075	34,328,737
International Business Machines Corp.	729,800	127,736,894
Total		215,377,791
Office Electronics 0.6%
Canon, Inc., ADR(a)(b)	522,650	23,655,139
Semiconductors & Semiconductor Equipment 3.1%
Intel Corp.	3,557,675	75,885,208
Linear Technology Corp.(a)	594,525	16,438,616
Texas Instruments, Inc.(a)	1,093,325	29,137,111
Total		121,460,935
Software 2.4%
Microsoft Corp.	3,699,200	92,073,088
TOTAL INFORMATION TECHNOLOGY		452,566,953
MATERIALS 4.9%
Chemicals 3.2%
EI du Pont de Nemours & Co.	551,775	22,054,447
International Flavors & Fragrances, Inc.(a)	442,900	24,899,838
RPM International, Inc.(a)	928,075	17,355,002
Sherwin-Williams Co. (The)	837,700	62,257,864
Total		126,567,151
Containers & Packaging 0.6%
Sonoco Products Co.	770,300	21,745,569
Metals & Mining 1.1%
BHP Billiton Ltd., ADR(a)(b)	282,725	18,784,249
Nucor Corp.(a)	744,875	23,567,845
Total		42,352,094
TOTAL MATERIALS		190,664,814

Issuer	Shares	Value
Common Stocks (continued)
TELECOMMUNICATION SERVICES 6.3%
Diversified Telecommunication Services 6.3%
AT&T, Inc.	4,026,300	$114,830,076
Verizon Communications, Inc.	3,321,700	122,238,560
Windstream Corp.(a)	780,100	9,095,966
Total		246,164,602
TOTAL TELECOMMUNICATION SERVICES		246,164,602
UTILITIES 4.9%
Electric Utilities 2.3%
American Electric Power Co., Inc.	792,775	30,141,306
Entergy Corp.(a)	175,125	11,609,036
NextEra Energy, Inc.	291,000	15,719,820
PPL Corp.(a)	1,133,125	32,339,388
Total		89,809,550
Gas Utilities 0.6%
National Fuel Gas Co.(a)	467,875	22,776,155
Multi-Utilities 2.0%
PG&E Corp.(a)	503,275	21,293,565
Public Service Enterprise Group, Inc.	851,350	28,409,550
Sempra Energy	563,325	29,011,237
Total		78,714,352
TOTAL UTILITIES		191,300,057
Total Common Stocks (Cost: $3,543,685,574)		$3,673,927,355
Convertible Preferred Stocks 0.8%
ENERGY 0.1%
Oil, Gas & Consumable Fuels 0.1%
Apache Corp., 6.000%	90,150	4,653,994
TOTAL ENERGY		4,653,994
FINANCIALS 0.7%
Commercial Banks 0.5%
Fifth Third Bancorp, 8.500%	165,475	21,366,959
Diversified Financial Services 0.2%
Citigroup, Inc., 7.500%	76,200	6,109,716
TOTAL FINANCIALS		27,476,675
Total Convertible Preferred Stocks (Cost: $40,014,961)		$32,130,669
Exchange-Traded Funds 1.7%
SPDR S&P 500 ETF Trust(a)	573,350	64,886,020
Total Exchange-Traded Funds (Cost: $75,150,345)		$64,886,020
Money Market Fund 3.2%
Columbia Short-Term Cash Fund, 0.125%(c)(d)	123,514,676	123,514,676
Total Money Market Fund (Cost: $123,514,676)		$123,514,676

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Dividend Income Fund

September 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 9.0%
Asset-Backed Commercial Paper 1.0%
Alpine Securitization
10/12/11	0.200%	$4,999,250	$4,999,250
Aspen Funding Corp.
10/13/11	0.330%	3,998,863	3,998,863
Atlantis One
12/21/11	0.350%	8,992,125	8,992,125
Cancara Asset Securitisation LLC
10/20/11	0.270%	4,998,725	4,998,725
Gemini Securitization Corporation (FKA Twin Towers)
10/06/11	0.300%	1,999,517	1,999,517
Regency Markets No. 1 LLC
10/18/11	0.250%	4,998,889	4,998,889
Rheingold Securitization
10/11/11	0.500%	2,999,542	2,999,542
Royal Park Investments Funding Corp.
10/27/11	0.750%	4,997,187	4,997,187
Total			37,984,098
Certificates of Deposit 1.9%
ABM AMRO Bank N.V.
10/12/11	0.310%	4,998,709	4,998,709
Bank of Montreal
11/14/11	0.250%	5,000,000	5,000,000
Commerzbank AG
10/05/11	0.180%	10,000,000	10,000,000
Credit Suisse
11/17/11	0.300%	5,000,000	5,000,000
Deutsche Bank AG
10/03/11	0.170%	5,000,000	5,000,000
DnB NOR ASA
11/23/11	0.300%	10,000,000	10,000,000
Nordea Bank AB
12/09/11	0.310%	5,000,000	5,000,000
Pohjola Bank PLC
10/12/11	0.650%	5,000,000	5,000,000
Royal Bank of Canada
10/14/11	0.210%	5,001,644	5,001,644
Skandinaviska Enskilda Banken
10/11/11	0.250%	4,000,000	4,000,000
Svenska Handelsbanken
11/23/11	0.300%	5,000,063	5,000,063
Swedbank AB
10/24/11	0.260%	5,000,000	5,000,000
Union Bank of Switzerland
11/28/11	0.350%	2,000,000	2,000,000
United Overseas Bank Ltd.
10/28/11	0.270%	5,000,000	5,000,000
Total			76,000,416
Commercial Paper 0.4%
KELLS FUNDING, LLC
10/17/11	0.310%	4,998,622	4,998,622
Macquarie Bank Ltd.
12/29/11	0.471%	9,987,859	9,987,859
Suncorp Metway Ltd.
11/28/11	0.380%	1,998,543	1,998,543
Total			16,985,024

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements 5.7%
Cantor Fitzgerald & Co. dated 09/30/2011, matures 10/03/2011, repurchase price $65,000,758(e)
	0.140%	$65,000,000	$65,000,000
Citigroup Global Markets, Inc. dated 09/30/2011, matures 10/03/2011, repurchase price $15,000,113(e)
	0.090%	15,000,000	15,000,000
G.X. Clarke and Company dated 09/30/2011, matures 10/03/2011, repurchase price $15,000,225(e)
	0.180%	15,000,000	15,000,000
Mizuho Securities USA, Inc. dated 09/30/2011, matures 10/03/2011, repurchase price $10,000,133(e)
	0.160%	20,000,000	20,000,000
Natixis Financial Products, Inc. dated 09/30/2011, matures 10/03/2011, repurchase price $30,000,225(e)
	0.090%	30,000,000	30,000,000
Nomura Securities dated 09/30/2011, matures 10/03/2011, repurchase price $25,000,313(e)
	0.150%	25,000,000	25,000,000
Pershing LLC dated 09/30/2011, matures 10/03/2011, repurchase price $14,500,218(e)
	0.180%	14,500,000	14,500,000
Royal Bank of Canada dated 09/30/2011, matures 10/03/2011, repurchase price $37,538,090(e)
	0.080%	37,537,840	37,537,840
Total			222,037,840
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $353,007,378)			$353,007,378
Total Investments (Cost: $4,135,372,934)			$4,247,466,098
Other Assets & Liabilities, Net			(339,960,330)
Net Assets			$3,907,505,768

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Dividend Income Fund

September 30, 2011

Notes to Portfolio of Investments

(a)  At September 30, 2011, security was partially or fully on loan.

(b)  Represents a foreign security. At September 30, 2011, the value of foreign securities, excluding short-term securities, amounted to $299,173,399 or 7.66% of net assets.

(c)  The rate shown is the seven-day current annualized yield at September 30, 2011.

(d)  Investments in affiliates during the year ended September 30, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$509,360,957	$(385,846,281)	$—	$123,514,676	$37,160	$123,514,676

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.140%)

Security Description	Value
Fannie Mae Interest Strip	$452,323
Fannie Mae Pool	39,774,937
Fannie Mae REMICS	2,807,665
Federal Home Loan Banks	632,909
Freddie Mac Non Gold Pool	13,587,447
Freddie Mac REMICS	3,344,943
Freddie Mac Strips	1,262,691
Ginnie Mae I Pool	714,593
Ginnie Mae II Pool	683,014
Government National Mortgage Association	946,829
United States Treasury Note/Bond	2,092,649
Total Market Value of Collateral Securities	$66,300,000

Citigroup Global Markets, Inc. (0.090%)

Security Description	Value
Fannie Mae REMICS	$5,928,786
Freddie Mac Reference REMIC	107,093
Freddie Mac REMICS	8,123,245
Government National Mortgage Association	1,140,876
Total Market Value of Collateral Securities	$15,300,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Dividend Income Fund

September 30, 2011

Notes to Portfolio of Investments (continued)

G.X. Clarke and Company (0.180%)

Security Description	Value
Fannie Mae Interest Strip	$5,840
Fannie Mae Pool	37,845
Fannie Mae REMICS	5,045
Federal Farm Credit Bank	1,459,353
Federal Home Loan Banks	4,373,713
Federal Home Loan Mortgage Corp	2,968,447
Federal National Mortgage Association	2,386,911
Freddie Mac Coupon Strips	52,758
Freddie Mac Gold Pool	8,125
Freddie Mac REMICS	370,157
Government National Mortgage Association	62,208
United States Treasury Bill	580,484
United States Treasury Note/Bond	2,431,335
United States Treasury Strip Coupon	449,089
United States Treasury Strip Principal	108,872
Total Market Value of Collateral Securities	$15,300,182

Mizuho Securities USA, Inc. (0.160%)

Security Description	Value
Fannie Mae Grantor Trust	$196,727
Fannie Mae Pool	6,493,425
Fannie Mae REMICS	4,226,477
Fannie Mae Whole Loan	34,895
Federal Home Loan Bank of Chicago	41,504
Federal Home Loan Mortgage Corp. Structured Pass Through Securities	218,611
Freddie Mac Gold Pool	3,588,223
Freddie Mac REMICS	5,515,405
Ginnie Mae II Pool	84,733
Total Market Value of Collateral Securities	$20,400,000

Natixis Financial Products, Inc. (0.090%)

Security Description	Value
Fannie Mae Interest Strip	$8,036,099
Fannie Mae Pool	15,969,150
Fannie Mae REMICS	13,123
Freddie Mac Gold Pool	4,674,189
Freddie Mac Non Gold Pool	214,093
Freddie Mac REMICS	121,992
Freddie Mac Strips	989,114
Government National Mortgage Association	582,470
Total Market Value of Collateral Securities	$30,600,230

Nomura Securities (0.150%)

Security Description	Value
Ginnie Mae I Pool	$20,914,591
Ginnie Mae II Pool	4,585,409
Total Market Value of Collateral Securities	$25,500,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Dividend Income Fund

September 30, 2011

Notes to Portfolio of Investments (continued)

Pershing LLC (0.180%)

Security Description	Value
Fannie Mae Pool	$4,032,931
Fannie Mae REMICS	2,559,185
Fannie Mae Whole Loan	28,821
Fannie Mae-Aces	56,081
Freddie Mac REMICS	4,771,222
Ginnie Mae I Pool	2,304,699
Government National Mortgage Association	1,037,061
Total Market Value of Collateral Securities	$14,790,000

Royal Bank of Canada (0.080%)

Security Description	Value
Fannie Mae Pool	$15,533,717
Freddie Mac Gold Pool	9,486,928
Freddie Mac Non Gold Pool	2,325,521
Freddie Mac REMICS	10,942,431
Total Market Value of Collateral Securities	$38,288,597
Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia Dividend Income Fund

September 30, 2011

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of September 30, 2011:

	Fair value at September 30, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$346,609,289	$—	$—	$346,609,289
Consumer Staples	502,819,599	—	—	502,819,599
Energy	445,341,024	—	—	445,341,024
Financials	490,361,020	—	—	490,361,020
Health Care	473,638,137	—	—	473,638,137
Industrials	334,461,860	—	—	334,461,860
Information Technology	452,566,953	—	—	452,566,953
Materials	190,664,814	—	—	190,664,814
Telecommunication Services	246,164,602	—	—	246,164,602
Utilities	191,300,057	—	—	191,300,057
Convertible Preferred Stocks
Energy	—	4,653,994	—	4,653,994
Financials	—	27,476,675	—	27,476,675
Total Equity Securities	3,673,927,355	32,130,669	—	3,706,058,024
Other
Exchange-Traded Funds	64,886,020	—	—	64,886,020
Affiliated Money Market Fund(c)	123,514,676	—	—	123,514,676
Investments of Cash Collateral Received for Securities on Loan	—	353,007,378	—	353,007,378
Total Other	188,400,696	353,007,378	—	541,408,074
Total	$3,862,328,051	$385,138,047	$—	$4,247,466,098

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

(c)  Money market fund that is a sweep investment for cash balances in the Fund at September 30, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Assets and Liabilities – Columbia Dividend Income Fund

September 30, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $3,658,850,880)	$3,770,944,044
Affiliated issuers (identified cost $123,514,676)	123,514,676
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $130,969,538)	130,969,538
Repurchase agreements (identified cost $222,037,840)	222,037,840
Total investments (identified cost $4,135,372,934)	4,247,466,098
Receivable for:
Capital shares sold	33,926,489
Dividends	10,134,170
Interest	48,387
Reclaims	20,870
Expense reimbursement due from Investment Manager	1,023
Prepaid expense	81,246
Trustees' deferred compensation plan	110,145
Total assets	4,291,788,428
Liabilities
Due upon return of securities on loan	353,007,378
Payable for:
Investments purchased	26,187,173
Capital shares purchased	3,739,112
Investment management fees	59,949
Distribution and service fees	14,292
Transfer agent fees	962,263
Administration fees	5,359
Chief compliance officer expenses	1,150
Other expenses	195,839
Trustees' deferred compensation plan	110,145
Total liabilities	384,282,660
Net assets applicable to outstanding capital stock	$3,907,505,768

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Assets and Liabilities (continued) – Columbia Dividend Income Fund

September 30, 2011

Represented by
Paid-in capital	$3,877,750,532
Undistributed net investment income	244,845
Accumulated net realized loss	(82,580,153)
Unrealized appreciation (depreciation) on:
Investments	112,093,164
Foreign currency translations	(2,620)
Total — representing net assets applicable to outstanding capital stock	$3,907,505,768
*Value of securities on loan	$337,968,064
Net assets applicable to outstanding shares
Class A	$1,103,389,063
Class B	$15,658,703
Class C	$181,874,776
Class I	$249,778,367
Class R	$13,101,098
Class T	$72,421,349
Class W	$43,524,999
Class Z	$2,227,757,413
Shares outstanding
Class A	90,708,942
Class B	1,316,713
Class C	15,303,895
Class I	20,513,927
Class R	1,076,390
Class T	5,952,759
Class W	3,577,908
Class Z	183,076,851
Net asset value per share
Class A(a)	$12.16
Class B	$11.89
Class C	$11.88
Class I	$12.18
Class R	$12.17
Class T(a)	$12.17
Class W	$12.16
Class Z	$12.17

(a)  The maximum offering price per share for Class A is $12.90 and Class T is $12.91. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Operations – Columbia Dividend Income Fund

Year ended September 30, 2011

Net investment income
Income:
Dividends	$113,036,547
Interest	51,726
Dividends from affiliates	37,160
Income from securities lending — net	77,258
Foreign taxes withheld	(712,700)
Total income	112,489,991
Expenses:
Investment management fees	20,026,109
Distribution fees
Class B	146,783
Class C	1,164,658
Class R	62,372
Service fees
Class A	2,530,486
Class B	48,928
Class C	388,219
Class W	75,979
Shareholder service fee — Class T	247,391
Transfer agent fees
Class A	1,717,159
Class B	33,068
Class C	261,871
Class R	20,120
Class T	138,140
Class W	48,902
Class Z	3,385,803
Administration fees	2,133,693
Compensation of board members	118,135
Pricing and bookkeeping fees	108,964
Custodian fees	90,644
Printing and postage fees	300,001
Registration fees	202,000
Professional fees	179,437
Chief compliance officer expenses	3,661
Other	81,646
Total expenses	33,514,169
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,966,047)
Expense reductions	(12,184)
Total net expenses	31,535,938
Net investment income	80,954,053
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	16,568,991
Foreign currency transactions	1,298
Net realized gain	16,570,289
Net change in unrealized appreciation (depreciation) on:
Investments	(125,200,605)
Foreign currency translations	(2,620)
Net change in unrealized depreciation	(125,203,225)
Net realized and unrealized loss	(108,632,936)
Net decrease in net assets from operations	$(27,678,883)

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Changes in Net Assets – Columbia Dividend Income Fund

Year ended September 30,	2011	2010(a)
Operations
Net investment income	$80,954,053	$53,954,403
Net realized gain	16,570,289	43,830,633
Net change in unrealized appreciation (depreciation)	(125,203,225)	114,609,413
Net change in net assets resulting from operations	(27,678,883)	212,394,449
Distributions to shareholders from:
Net investment income
Class A	(22,582,632)	(15,010,735)
Class B	(274,525)	(408,584)
Class C	(2,356,214)	(1,243,004)
Class I	(3,517,020)	—
Class R	(247,636)	(90,437)
Class T	(1,721,136)	(1,868,788)
Class W	(740,376)	—
Class Z	(49,919,726)	(36,042,620)
Total distributions to shareholders	(81,359,265)	(54,664,168)
Increase in net assets from share transactions	1,492,699,841	671,056,299
Total increase in net assets	1,383,661,693	828,786,580
Net assets at beginning of year	2,523,844,075	1,695,057,495
Net assets at end of year	$3,907,505,768	$2,523,844,075
Undistributed net investment income	$244,845	$648,759

(a)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) through September 30, 2010.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Changes in Net Assets (continued) – Columbia Dividend Income Fund

Year ended September 30,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	48,175,528	634,891,354	27,619,891	326,418,937
Distributions reinvested	1,446,142	18,598,042	1,091,127	12,956,124
Redemptions	(18,973,244)	(248,181,551)	(11,936,159)	(140,954,594)
Net increase	30,648,426	405,307,845	16,774,859	198,420,467
Class B shares
Subscriptions	342,782	4,373,503	287,214	3,327,780
Distributions reinvested	15,508	195,603	28,145	326,729
Redemptions	(823,282)	(10,545,800)	(1,094,271)	(12,733,090)
Net decrease	(464,992)	(5,976,694)	(778,912)	(9,078,581)
Class C shares
Subscriptions	9,101,453	116,817,556	4,345,783	50,314,346
Distributions reinvested	132,150	1,655,855	78,265	908,798
Redemptions	(1,871,114)	(23,806,169)	(914,304)	(10,483,246)
Net increase	7,362,489	94,667,242	3,509,744	40,739,898
Class I shares
Subscriptions	24,078,342	320,170,838	206	2,500
Distributions reinvested	276,223	3,516,952	—	—
Redemptions	(3,840,844)	(50,294,066)	—	—
Net increase	20,513,721	273,393,724	206	2,500
Class R shares
Subscriptions	742,217	9,640,024	758,691	9,240,343
Distributions reinvested	15,585	200,423	6,868	81,266
Redemptions	(388,469)	(5,161,722)	(117,253)	(1,359,907)
Net increase	369,333	4,678,725	648,306	7,961,702
Class T shares
Subscriptions	150,886	1,961,263	784,478	9,235,572
Distributions reinvested	109,642	1,414,376	146,661	1,740,293
Redemptions	(938,084)	(12,332,826)	(898,540)	(10,598,500)
Net increase (decrease)	(677,556)	(8,957,187)	32,599	377,365
Class W shares
Subscriptions	4,878,494	64,001,093	206	2,500
Distributions reinvested	58,168	740,317	—	—
Redemptions	(1,358,960)	(17,428,109)	—	—
Net increase	3,577,702	47,313,301	206	2,500
Class Z shares
Subscriptions	86,848,555	1,140,726,956	62,622,462	742,481,198
Distributions reinvested	1,553,333	19,960,237	971,154	11,539,013
Redemptions	(36,526,580)	(478,414,308)	(27,195,653)	(321,389,763)
Net increase	51,875,308	682,272,885	36,397,963	432,630,448
Total net increase	113,204,431	1,492,699,841	56,584,971	671,056,299

(a)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) through September 30, 2010.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights – Columbia Dividend Income Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$12.12		$11.18		$12.01		$15.35		$13.45
Income from investment operations:
Net investment income	0.29		0.28		0.29		0.31		0.28
Net realized and unrealized gain (loss)	0.03	(a)	0.94		(0.86)		(3.18)		2.02
Total from investment operations	0.32		1.22		(0.57)		(2.87)		2.30
Less distributions to shareholders from:
Net investment income	(0.28)		(0.28)		(0.27)		(0.31)		(0.27)
Net realized gains	—		—		—		(0.16)		(0.13)
Total distributions to shareholders	(0.28)		(0.28)		(0.27)		(0.47)		(0.40)
Proceeds from regulatory settlement	—		—		0.01		—		—
Net asset value, end of period	$12.16		$12.12		$11.18		$12.01		$15.35
Total return	2.56%		11.02%		(4.33%)		(19.06%)		17.31%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.09%		1.07%		1.11%		1.11%		1.12%
Net expenses after fees waived or expenses reimbursed(c)	1.03	%(d)	1.05	%(d)	1.05	%(d)	1.05	%(d)	1.05	%(d)
Net investment income	2.23	%(d)	2.41	%(d)	2.88	%(d)	2.24	%(d)	1.90	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,103,389		$728,219		$483,916		$278,122		$370,358
Portfolio turnover	20%		17%		23%		16%		21%
Notes to Financial Highlights

(a)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Dividend Income Fund

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$11.86		$10.94		$11.75		$15.03		$13.17
Income from investment operations:
Net investment income	0.19		0.19		0.21		0.20		0.16
Net realized and unrealized gain (loss)	0.03	(a)	0.93		(0.82)		(3.11)		1.99
Total from investment operations	0.22		1.12		(0.61)		(2.91)		2.15
Less distributions to shareholders from:
Net investment income	(0.19)		(0.20)		(0.20)		(0.21)		(0.16)
Net realized gains	—		—		—		(0.16)		(0.13)
Total distributions to shareholders	(0.19)		(0.20)		(0.20)		(0.37)		(0.29)
Proceeds from regulatory settlement	—		—		0.00	(b)	—		—
Net asset value, end of period	$11.89		$11.86		$10.94		$11.75		$15.03
Total return	1.74%		10.24%		(4.97%)		(19.71%)		16.49%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.85%		1.82%		1.86%		1.86%		1.87%
Net expenses after fees waived or expenses reimbursed(d)	1.79	%(e)	1.80	%(e)	1.80	%(e)	1.80	%(e)	1.80	%(e)
Net investment income	1.48	%(e)	1.67	%(e)	2.18	%(e)	1.48	%(e)	1.16	%(e)
Supplemental data
Net assets, end of period (in thousands)	$15,659		$21,126		$28,006		$31,307		$52,937
Portfolio turnover	20%		17%		23%		16%		21%
Notes to Financial Highlights

(a)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Dividend Income Fund

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$11.85		$10.93		$11.74		$15.02		$13.17
Income from investment operations:
Net investment income	0.19		0.19		0.20		0.20		0.16
Net realized and unrealized gain (loss)	0.03	(a)	0.93		(0.82)		(3.11)		1.98
Total from investment operations	0.22		1.12		(0.62)		(2.91)		2.14
Less distributions to shareholders from:
Net investment income	(0.19)		(0.20)		(0.20)		(0.21)		(0.16)
Net realized gains	—		—		—		(0.16)		(0.13)
Total distributions to shareholders	(0.19)		(0.20)		(0.20)		(0.37)		(0.29)
Proceeds from regulatory settlement	—		—		0.01		—		—
Net asset value, end of period	$11.88		$11.85		$10.93		$11.74		$15.02
Total return	1.74%		10.25%		(4.98%)		(19.72%)		16.42%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.84%		1.82%		1.86%		1.86%		1.87%
Net expenses after fees waived or expenses reimbursed(c)	1.78	%(d)	1.80	%(d)	1.80	%(d)	1.80	%(d)	1.80	%(d)
Net investment income	1.49	%(d)	1.66	%(d)	2.08	%(d)	1.48	%(d)	1.14	%(d)
Supplemental data
Net assets, end of period (in thousands)	$181,875		$94,091		$48,438		$12,635		$20,622
Portfolio turnover	20%		17%		23%		16%		21%
Notes to Financial Highlights

(a)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Dividend Income Fund

	Year ended Sept. 30,
	2011		2010(a)
Class I
Per share data
Net asset value, beginning of period	$12.13		$12.14
Income from investment operations:
Net investment income	0.35		0.01
Net realized and unrealized gain (loss)	0.03	(b)	(0.02)
Total from investment operations	0.38		(0.01)
Less distributions to shareholders from:
Net investment income	(0.33)		—
Total distributions to shareholders	(0.33)		—
Net asset value, end of period	$12.18		$12.13
Total return	3.02%		(0.08%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.67%		0.71	%(d)
Net expenses after fees waived or expenses reimbursed(e)	0.67	%(f)	0.71	%(d)(f)
Net investment income	2.62	%(f)	8.17	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$249,778		$2
Portfolio turnover	20%		17%
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(b)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia Dividend Income Fund

	Year ended Sept. 30,
	2011		2010		2009		2008(a)
Class R
Per share data
Net asset value, beginning of period	$12.13		$11.18		$12.01		$13.39
Income from investment operations:
Net investment income	0.26		0.27		0.28		0.14
Net realized and unrealized gain (loss)	0.03	(b)	0.93		(0.86)		(1.38)
Total from investment operations	0.29		1.20		(0.58)		(1.24)
Less distributions to shareholders from:
Net investment income	(0.25)		(0.25)		(0.25)		(0.14)
Total distributions to shareholders	(0.25)		(0.25)		(0.25)		(0.14)
Proceeds from regulatory settlement	—		—		0.00	(c)	—
Net asset value, end of period	$12.17		$12.13		$11.18		$12.01
Total return	2.30%		10.84%		(4.57%)		(9.28%)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.34%		1.32%		1.36%		1.36	%(e)
Net expenses after fees waived or expenses reimbursed(f)	1.28	%(g)	1.30	%(g)	1.30	%(g)	1.30	%(e)(g)
Net investment income	1.98	%(g)	2.27	%(g)	2.59	%(g)	2.10	%(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$13,101		$8,577		$657		$11
Portfolio turnover	20%		17%		23%		16%
Notes to Financial Highlights

(a)  For the period from March 28, 2008 (commencement of operations) to September 30, 2008.

(b)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Financial Highlights (continued) – Columbia Dividend Income Fund

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class T
Per share data
Net asset value, beginning of period	$12.13		$11.18		$12.01		$15.35		$13.45
Income from investment operations:
Net investment income	0.29		0.28		0.29		0.30		0.27
Net realized and unrealized gain (loss)	0.03	(a)	0.95		(0.85)		(3.18)		2.02
Total from investment operations	0.32		1.23		(0.56)		(2.88)		2.29
Less distributions to shareholders from:
Net investment income	(0.28)		(0.28)		(0.27)		(0.30)		(0.26)
Net realized gains	—		—		—		(0.16)		(0.13)
Total distributions to shareholders	(0.28)		(0.28)		(0.27)		(0.46)		(0.39)
Proceeds from regulatory settlement	—		—		0.00	(b)	—		—
Net asset value, end of period	$12.17		$12.13		$11.18		$12.01		$15.35
Total return	2.51%		11.06%		(4.38%)		(19.10%)		17.25%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.15%		1.12%		1.16%		1.16%		1.17%
Net expenses after fees waived or expenses reimbursed(d)	1.09	%(e)	1.10	%(e)	1.10	%(e)	1.10	%(e)	1.10	%(e)
Net investment income	2.18	%(e)	2.36	%(e)	2.87	%(e)	2.19	%(e)	1.85	%(e)
Supplemental data
Net assets, end of period (in thousands)	$72,421		$80,405		$73,773		$72,213		$100,932
Portfolio turnover	20%		17%		23%		16%		21%
Notes to Financial Highlights

(a)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

23

Financial Highlights (continued) – Columbia Dividend Income Fund

	Year ended Sept. 30,
	2011		2010(a)
Class W
Per share data
Net asset value, beginning of period	$12.12		$12.13
Income from investment operations:
Net investment income	0.30		0.01
Net realized and unrealized gain (loss)	0.02	(b)	(0.02)
Total from investment operations	0.32		(0.01)
Less distributions to shareholders from:
Net investment income	(0.28)		—
Total distributions to shareholders	(0.28)		—
Net asset value, end of period	$12.16		$12.12
Total return	2.57%		(0.08%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.08%		1.06	%(d)
Net expenses after fees waived or expenses reimbursed(e)	1.00	%(f)	1.05	%(d)(f)
Net investment income	2.28	%(f)	7.83	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$43,525		$2
Portfolio turnover	20%		17%
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(b)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

24

Financial Highlights (continued) – Columbia Dividend Income Fund

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class Z
Per share data
Net asset value, beginning of period	$12.13		$11.18		$12.01		$15.36		$13.45
Income from investment operations:
Net investment income	0.33		0.31		0.31		0.34		0.31
Net realized and unrealized gain (loss)	0.03	(a)	0.95		(0.85)		(3.19)		2.04
Total from investment operations	0.36		1.26		(0.54)		(2.85)		2.35
Less distributions to shareholders from:
Net investment income	(0.32)		(0.31)		(0.30)		(0.34)		(0.31)
Net realized gains	—		—		—		(0.16)		(0.13)
Total distributions to shareholders	(0.32)		(0.31)		(0.30)		(0.50)		(0.44)
Proceeds from regulatory settlement	—		—		0.01		—		—
Net asset value, end of period	$12.17		$12.13		$11.18		$12.01		$15.36
Total return	2.82%		11.38%		(4.10%)		(18.90%)		17.67%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.84%		0.82%		0.86%		0.86%		0.87%
Net expenses after fees waived or expenses reimbursed(c)	0.79	%(d)	0.80	%(d)	0.80	%(d)	0.80	%(d)	0.80	%(d)
Net investment income	2.48	%(d)	2.66	%(d)	3.15	%(d)	2.51	%(d)	2.15	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,227,757		$1,591,420		$1,060,268		$671,700		$594,859
Portfolio turnover	20%		17%		23%		16%		21%
Notes to Financial Highlights

(a)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

25

Notes to Financial Statements – Columbia Dividend Income Fund

September 30, 2011

Note 1. Organization

Columbia Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class T, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

On December 28, 2010, an affiliated fund of funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), exchanged Class Z shares valued at $49,517,647 for Class I shares.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The

26

Columbia Dividend Income Fund, September 30, 2011

value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on the accrual basis.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

27

Columbia Dividend Income Fund, September 30, 2011

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.70% to 0.51% as the Fund's net assets increased. The effective management fee rate for the year ended September 30, 2011 was 0.58% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.067% of the Fund's average daily net assets. The effective administration fee rate for the year ended September 30, 2011 was 0.06% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and

28

Columbia Dividend Income Fund, September 30, 2011

charges. Effective July 11, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Trustees are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended September 30, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class R	0.16
Class T	0.17
Class W	0.16
Class Z	0.17

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $12,069.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares, respectively.

29

Columbia Dividend Income Fund, September 30, 2011

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The shareholder services fee for the year ended September 30, 2011 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $2,060,727 for Class A, $33,302 for Class B, $19,863 for Class C and $1,671 for Class T shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through January 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.00%
Class B	1.75
Class C	1.75
Class I	0.67
Class R	1.25
Class T	1.05
Class W	1.00
Class Z	0.75

Prior to July 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.05%
Class B	1.80
Class C	1.80
Class I	0.74
Class R	1.30
Class T	1.10
Class W	1.05
Class Z	0.80

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.

30

Columbia Dividend Income Fund, September 30, 2011

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended September 30, 2011, these differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards, re-characterization of real estate investment trust (REIT) distributions and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,298
Accumulated net realized loss	490,709
Paid-in capital	(492,007)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended September 30,	2011	2010
Ordinary Income	$81,359,265	$54,644,168
Long-Term Capital Gains	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$366,751
Undistributed long-term capital gains	—
Unrealized appreciation	111,597,270

At September 30, 2011, the cost of investments for federal income tax purposes was $4,135,868,828 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$418,142,871
Unrealized depreciation	(306,545,601)
Net unrealized appreciation	$111,597,270

The following capital loss carryforward, determined at September 30, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2014	$2,946,902
2017	53,269,077
2018	25,868,280
Total	$82,084,259

For the year ended September 30, 2011, $16,433,090 of capital loss carryforward was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

31

Columbia Dividend Income Fund, September 30, 2011

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,134,668,901 and $665,376,916, respectively, for the year ended September 30, 2011.

Note 6. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At September 30, 2011, securities valued at $337,968,064 were on loan, secured by cash collateral of $353,007,378 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended September 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period October 1, 2010 through July 11, 2011, these credits reduced total expenses by $115.

Note 8. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At September 30, 2011, one shareholder account owned 33.7% of the outstanding shares of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency

32

Columbia Dividend Income Fund, September 30, 2011

purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through July 8, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $100,000,000 committed, unsecured revolving credit facility provided by State Street. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150,000,000 committed, unsecured revolving credit facility provided by State Street. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225,000,000. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280,000,000.

Effective October 14, 2010, interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

The Fund had no borrowings during the year ended September 30, 2011.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now

33

Columbia Dividend Income Fund, September 30, 2011

known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Dividend Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Income Fund (the "Fund") (a series of Columbia Funds Series Trust I) at September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
November 21, 2011

35

Federal Income Tax Information (Unaudited) – Columbia Dividend Income Fund

For non-corporate shareholders, 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2011 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2011, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

36

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from1997 to 2010. Oversees 43; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

37

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington, from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

38

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

39

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

40

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

41

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Dividend Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

45

Columbia Dividend Income Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1391 C (11/11)

Columbia Contrarian Core Fund

Annual Report for the Period Ended September 30, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	12

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	38

Federal Income Tax Information	39

Fund Governance	40

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Economic momentum slowed in the third quarter of 2011, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. The unemployment rate remained stalled as growing uncertainty continued to weigh on prospective employers. Monthly indicators for the manufacturing and service sectors also showed signs of slowing. Equity and high-yield bond markets fell sharply as investor confidence was shaken by Europe's lingering debt crisis, a heated debate in Washington over fiscal deficits (which eventually led to a downgrade of U.S. government debt) and tepid economic growth. The U.S. stock market experienced its worst quarter in two years during the third quarter of 2011, with volatility and selling pressure reminiscent of the market selloff in 2008, as macro-economic concerns continued to mount.

During its September meeting, the Federal Reserve Board announced that it was prepared to purchase longer term securities and sell shorter term securities in an effort to keep long-term interest rates down. Their hope is that lower long-term borrowing rates will stimulate business investment and hiring. However, the question remains as to whether monetary policy alone will be enough to resuscitate growth in the current environment.

Despite this challenging and volatile economic backdrop, I believe Columbia Management remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $325 billion under management as of September 30, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The incredible line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of September 30, 2011, Columbia Management offers 54 funds rated 4 and 5 stars by Morningstar. Additionally, The Wall Street Journal has named two Columbia funds "Category Kings" in its "Investing in Funds: A Quarterly Analysis" issue dated October 5, 2011 in recognition for their one-year performance as of September 30, 2011.

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

All ratings are Class Z as of 9/30/2011. Out of 118 Z-share Columbia funds rated by Morningstar, 8 funds received a 5-star Overall Rating and 46 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. © 2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Wall Street Journal "Category Kings" methodology: Top-performing funds in each category ranked by one-year total returns (changes in net asset values and reinvested distributions) for the period ended September 30, 2011.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Contrarian Core Fund

Summary

■  For the 12-month period that ended September 30, 2011, the fund's Class A shares returned 0.39% without sales charge.

■  The fund slightly underperformed its benchmark, the Russell 1000 Index1.

■  Technology investments were instrumental in enabling the fund to remain competitive with its benchmark.

Portfolio Management

Guy W. Pope, CFA has managed the fund since March 2005 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Pope was associated with the fund's previous advisor or its predecessors since 1993.

1The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/11

+0.39%

Class A shares (without sales charge)

+0.91%

Russell 1000 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Contrarian Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/01 – 09/30/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 10/01/01 – 09/30/11 ($)

Sales charge	without	with
Class A	13,935	13,138
Class B	12,918	12,918
Class C	12,938	12,938
Class I	n/a	n/a
Class R	n/a	n/a
Class R4	n/a	n/a
Class T	13,859	13,064
Class W	n/a	n/a
Class Z	14,312	n/a

Average annual total return as of 09/30/11 (%)

Share Class	A		B		C		I	R	R4	T		W	Z
Inception	11/01/98		11/01/98		12/09/02		09/27/10	09/27/10	03/07/11	02/12/93		09/27/10	12/14/92
Sales charge	without	with	without	with	without	with	without	without	without	without	with	without	without
1-year	0.39	–5.39	–0.34	–5.32	–0.34	–1.34	0.81	0.16	n/a	0.43	–5.32	0.47	0.72
5-year	1.82	0.61	1.05	0.71	1.06	1.06	n/a	n/a	n/a	1.77	0.57	n/a	2.08
10-year/Life	3.37	2.77	2.59	2.59	2.61	2.61	0.72	0.08	–14.94	3.32	2.71	0.39	3.65

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class R4 and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class I, Class R, Class R4, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Growth & Income Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to December 9, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to December 9, 2002 would be lower for Class A, Class B and Class C shares.

Class I, Class R and Class W shares were initially offered on September 27, 2010. Class R4 shares were initially offered on March 7, 2011.

2

Understanding Your Expenses – Columbia Contrarian Core Fund

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

4/01/11 – 09/30/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	843.70	1,019.25	5.36	5.87	1.16
Class B	1,000.00	1,000.00	840.40	1,015.54	8.77	9.60	1.90
Class C	1,000.00	1,000.00	840.60	1,015.49	8.81	9.65	1.91
Class I	1,000.00	1,000.00	845.10	1,021.31	3.47	3.80	0.75
Class R	1,000.00	1,000.00	842.60	1,018.05	6.47	7.08	1.40
Class R4	1,000.00	1,000.00	844.40	1,019.80	4.85	5.32	1.05
Class T	1,000.00	1,000.00	843.90	1,019.05	5.55	6.07	1.20
Class W	1,000.00	1,000.00	844.40	1,019.30	5.32	5.82	1.15
Class Z	1,000.00	1,000.00	845.10	1,020.51	4.21	4.61	0.91

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchanged traded funds).

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager's Report – Columbia Contrarian Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/11 ($)

Class A	12.63
Class B	11.74
Class C	11.76
Class I	12.71
Class R	12.63
Class R4	12.70
Class T	12.54
Class W	12.64
Class Z	12.71

Distributions declared per share

10/01/10 – 09/30/11 ($)

Class A	0.03
Class I	0.09
Class T	0.03
Class W	0.03
Class Z	0.07

For the 12-month period that ended September 30, 2011, the fund's Class A shares returned 0.39% without sales charge. The fund's benchmark, the Russell 1000 Index, returned 0.91% for the same period. Although the volatility of the equity markets caused results to seesaw for most of the year, the fund was aided throughout by its overweight position in the technology sector.

A dim view of the global economy

As the impact of Japan's first-quarter natural disasters worked its way through the global supply chain and Europe scrambled, once again, to prop up debtor nations—notably Greece—the pace of economic growth slowed around the world. In the United States, unfriendly spring and summer storms cut a swath of destruction across the Midwest, the South and eastern coastal states, and Washington wrangled over the deficit and the federal debt ceiling. Job growth slowed in the final months of the period and weakened investor confidence.

Against this backdrop, the U.S. economy expanded at a modest 1.6% over the past 12 months, as measured by gross domestic product (GDP). Growth was solid in the fourth quarter of 2010 but fell sharply in 2011 as the housing market continued its five-year slide and the job market disappointed with fewer-than-expected new jobs and a stagnant unemployment rate. In addition to weak job numbers, private consumption was flat, consumer confidence was low and a downtick in manufacturing activity in recent months continued to dampen prospects for the second half of 2011.

A period of significant volatility

The relatively flat 12-month results from the major market averages mask significant interim volatility. The period can be fairly described as a roller-coaster ride for equities, which began strongly only to relinquish virtually all their gains during the fourth fiscal quarter. The selloff experienced at the end of the period was broad based, but it produced especially severe declines for companies with above-average exposure to the economic cycle. In that regard, the fund was hurt by a sharp decline in the energy sector, notably among energy service companies and exploration and production companies. Integrated oil companies such as ExxonMobil and Chevron (3.1% and 2.6% of net assets, respectively) provided some protection, as they held up better than the market averages.

The fund was able to produce a positive return for the 12 months because of superior stock selection within the technology sector, in which we maintained an overweight position. Individual winners were linked by their secular growth characteristics. Apple (5.2% of net assets) enjoyed favorable results from a string of new product introductions. EBay's (2.3% of net assets) new management showed signs of success in restructuring its basic marketplace business and in tapping the growth potential of its PayPal subsidiary, while MasterCard (2.6% of net assets) emerged surprisingly unscathed from a regulatory cloud that had caused investors to underestimate its growth potential.

4

Portfolio Manager's Report (continued) – Columbia Contrarian Core Fund

The fund's contrarian orientation served it well during the first calendar quarter of 2011, when we stepped back from the prevailing ebullient mood and moved to fortify the portfolio, focusing our attention on areas such as health care and consumer staples, which enjoy some degree of insulation from the vicissitudes of the economic cycle. When the market declined in the spring, we witnessed a dramatic increase in the number of companies that satisfied the fund's initial screen. We used the downturn to bolster our holdings of fundamentally sound companies whose shares had become available at favorable price levels. To fund these purchases, we sold positions where we had less confidence in the fundamentals, and we also realized some losses for tax purposes.

Looking ahead

As we look forward, the contrarian viewpoint of the fund extracts some measure of optimism from the negative sentiment that now shrouds the investment markets. This is not to deny the significant worries that investors must now confront, whether in gauging the health of the U.S. economy or the ability of the European Union to overcome its current financial crisis. Nonetheless, should investors' worst fears in these areas not be realized, we are optimistic that the market has the potential to rebound. We believe that a continued focus on secular growth will uncover companies whose businesses and share prices have upside potential even in the low-growth environment that could characterize the domestic marketplace in the months ahead.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Portfolio Breakdown1

As of 09/30/11 (%)

Consumer Discretionary	7.6
Consumer Staples	13.0
Energy	11.7
Financials	12.3
Health Care	13.2
Industrials	11.0
Information Technology	25.4
Materials	3.3
Telecommunication Services	1.0
Utilities	0.8
Other[2]	0.7

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2Cash & Cash Equivalents.

Top 10 holdings1

as of 09/30/11 (%)

Apple, Inc.	5.3
Exxon Mobil Corp.	3.2
JPMorgan Chase & Co.	3.0
International Business Machines Corp.	2.9
Procter & Gamble Co. (The)	2.7
Mastercard, Inc., Class A	2.7
Chevron Corp.	2.6
General Electric Co.	2.5
Philip Morris International, Inc.	2.5
Microsoft Corp.	2.5

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

5

Portfolio of Investments – Columbia Contrarian Core Fund

September 30, 2011
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (98.4%)
CONSUMER DISCRETIONARY (7.6%)
Auto Components (1.2%)
Johnson Controls, Inc. (a)	667,000	$17,588,790
Automobiles (0.7%)
Ford Motor Co. (a)(b)	945,900	9,146,853
Household Durables (0.7%)
Newell Rubbermaid, Inc. (a)	882,300	10,472,901
Media (2.9%)
Comcast Corp., Class A	1,393,600	29,126,240
Discovery Communications, Inc., Class A (a)(b)	328,800	12,369,456
Total		41,495,696
Multiline Retail (1.2%)
Kohl's Corp.	355,500	17,455,050
Specialty Retail (0.9%)
Home Depot, Inc. (a)	380,300	12,500,461
TOTAL CONSUMER DISCRETIONARY		108,659,751
CONSUMER STAPLES (12.8%)
Beverages (3.3%)
Diageo PLC, ADR (c)	177,860	13,504,910
PepsiCo, Inc.	543,300	33,630,270
Total		47,135,180
Food & Staples Retailing (1.6%)
CVS Caremark Corp.	701,801	23,566,478
Food Products (2.3%)
Kraft Foods, Inc., Class A	595,200	19,986,816
Unilever NV (c)	419,000	13,194,310
Total		33,181,126
Household Products (2.6%)
Procter & Gamble Co. (The)	597,530	37,751,945
Personal Products (0.6%)
Herbalife Ltd. (c)	149,700	8,023,920
Tobacco (2.4%)
Philip Morris International, Inc.	557,030	34,747,531
TOTAL CONSUMER STAPLES		184,406,180
ENERGY (11.6%)
Energy Equipment & Services (2.1%)
Baker Hughes, Inc.	217,900	10,058,264
Halliburton Co.	331,200	10,108,224
National Oilwell Varco, Inc.	199,400	10,213,268
Total		30,379,756
Oil, Gas & Consumable Fuels (9.5%)
Apache Corp.	150,700	12,092,168
Chevron Corp. (a)	400,400	37,045,008
ConocoPhillips (a)	275,400	17,438,328
Devon Energy Corp.	230,660	12,787,790
Exxon Mobil Corp. (a)	618,200	44,899,866
Occidental Petroleum Corp.	158,010	11,297,715
Total		135,560,875
TOTAL ENERGY		165,940,631

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS (12.2%)
Capital Markets (5.1%)
BlackRock, Inc.	134,000	$19,833,340
Goldman Sachs Group, Inc. (The)	215,670	20,391,599
Invesco Ltd. (c)	877,800	13,614,678
State Street Corp.	594,500	19,119,120
Total		72,958,737
Commercial Banks (1.1%)
Wells Fargo & Co.	634,785	15,311,014
Diversified Financial Services (3.6%)
Citigroup, Inc.	380,450	9,747,129
JPMorgan Chase & Co.	1,416,162	42,654,800
Total		52,401,929
Insurance (2.4%)
Berkshire Hathaway, Inc., Class B (a)(b)	370,595	26,327,069
MetLife, Inc.	308,653	8,645,370
Total		34,972,439
TOTAL FINANCIALS		175,644,119
HEALTH CARE (13.0%)
Biotechnology (1.0%)
Celgene Corp. (a)(b)	233,600	14,464,512
Health Care Equipment & Supplies (1.9%)
Baxter International, Inc.	357,200	20,053,208
CareFusion Corp. (b)	318,400	7,625,680
Total		27,678,888
Health Care Providers & Services (3.9%)
Cardinal Health, Inc.	325,600	13,636,128
CIGNA Corp.	323,000	13,546,620
Medco Health Solutions, Inc. (b)	262,015	12,285,884
WellPoint, Inc. (a)	261,900	17,096,832
Total		56,565,464
Life Sciences Tools & Services (0.7%)
Thermo Fisher Scientific, Inc. (b)	195,050	9,877,332
Pharmaceuticals (5.5%)
Abbott Laboratories (a)	283,987	14,523,095
Johnson & Johnson (a)	522,800	33,307,588
Pfizer, Inc.	1,729,800	30,582,864
Total		78,413,547
TOTAL HEALTH CARE		186,999,743
INDUSTRIALS (10.9%)
Aerospace & Defense (2.4%)
Honeywell International, Inc.	347,950	15,278,485
United Technologies Corp.	275,900	19,412,324
Total		34,690,809
Air Freight & Logistics (0.6%)
FedEx Corp. (a)	124,000	8,392,320
Commercial Services & Supplies (0.5%)
Republic Services, Inc.	236,600	6,638,996
Industrial Conglomerates (4.7%)
General Electric Co. (a)	2,322,040	35,387,890
Tyco International Ltd. (c)	775,691	31,609,408
Total		66,997,298

The Accompanying Notes to Financial Statements are an intregal part of this statement.

6

Columbia Contrarian Core Fund

September 30, 2011
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Machinery (0.5%)
Cummins, Inc.	79,500	$6,491,970
Professional Services (1.4%)
Nielsen Holdings NV (b)(c)	798,626	20,828,166
Road & Rail (0.8%)
Union Pacific Corp.	148,620	12,137,795
TOTAL INDUSTRIALS		156,177,354
INFORMATION TECHNOLOGY (25.2%)
Communications Equipment (1.5%)
QUALCOMM, Inc.	427,700	20,799,051
Computers & Peripherals (6.5%)
Apple, Inc. (b)	194,600	74,177,628
EMC Corp. (b)	931,100	19,543,789
Total		93,721,417
Electronic Equipment, Instruments & Components (1.5%)
Corning, Inc.	1,729,500	21,376,620
Internet Software & Services 4.7%
eBay, Inc. (b)	1,137,800	33,553,722
Google, Inc., Class A (b)	65,702	33,795,795
Total		67,349,517
IT Services (5.4%)
International Business Machines Corp. (a)	230,900	40,414,427
Mastercard, Inc., Class A (a)	118,800	37,678,608
Total		78,093,035
Semiconductors & Semiconductor Equipment (1.2%)
Analog Devices, Inc.	532,500	16,640,625
Software (4.4%)
Electronic Arts, Inc. (b)	553,900	11,327,255
Microsoft Corp.	1,394,920	34,719,559
Oracle Corp.	607,251	17,452,393
Total		63,499,207
TOTAL INFORMATION TECHNOLOGY		361,479,472
MATERIALS (3.3%)
Chemicals (3.3%)
Air Products & Chemicals, Inc.	74,190	5,665,890
Celanese Corp., Class A	478,600	15,568,858
EI du Pont de Nemours & Co. (a)	177,600	7,098,672
Monsanto Co.	181,300	10,885,252
Potash Corp. of Saskatchewan, Inc. (c)	178,800	7,727,736
Total		46,946,408
TOTAL MATERIALS		46,946,408
TELECOMMUNICATION SERVICES (1.0%)
Wireless Telecommunication Services (1.0%)
Vodafone Group PLC, ADR (a)(c)	547,800	14,051,070
TOTAL TELECOMMUNICATION SERVICES		14,051,070

Issuer	Shares	Value
Common Stocks (continued)
UTILITIES (0.8%)
Electric Utilities (0.8%)
American Electric Power Co., Inc.	141,500	$5,379,830
Exelon Corp.	135,000	5,752,350
Total		11,132,180
TOTAL UTILITIES		11,132,180
Total Common Stocks (Cost: $1,407,930,961)		$1,411,436,908
Money Market Fund 0.7%
Columbia Short-Term Cash Fund, 0.125% (d)(e)	10,294,511	$10,294,511
Total Money Market Fund (Cost: $10,294,511)		$10,294,511

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 18.2%
Asset-Backed Commercial Paper (3.0%)
Alpine Securitization 10/12/11	0.200%	$4,999,250	4,999,250
Aspen Funding Corp. 10/13/11	0.330%	4,998,579	4,998,579
Atlantis One 12/21/11	0.350%	4,995,625	4,995,625
Cancara Asset Securitisation LLC 10/06/11	0.250%	4,999,028	4,999,028
10/20/11	0.270%	4,998,725	4,998,725
Royal Park Investments Funding Corp. 10/27/11	0.750%	9,994,375	9,994,375
Scaldis Capital LLC 10/04/11	0.550%	7,999,511	7,999,511
Total			42,985,093
Certificates of Deposit (10.7%)
ABM AMRO Bank N.V. 10/12/11	0.310%	5,998,450	5,998,450
Australia and New Zealand Bank Group, Ltd. 12/21/11	0.310%	5,000,000	5,000,000
Bank of Montreal 11/14/11	0.250%	10,000,000	10,000,000
Bank of Nova Scotia 11/28/11	0.300%	5,000,000	5,000,000
Branch Banking & Trust Corporation 01/09/12	0.350%	5,000,000	5,000,000
Clydesdale Bank PLC 12/30/11	0.550%	5,991,670	5,991,670
Commerzbank AG 10/05/11	0.180%	10,000,000	10,000,000
Credit Industrial et Commercial 11/21/11	0.410%	2,000,000	2,000,000
12/09/11	0.440%	3,000,000	3,000,000
Credit Suisse 11/17/11	0.300%	6,000,000	6,000,000
Deutsche Bank AG 10/19/11	0.290%	10,000,000	10,000,000

The Accompanying Notes to Financial Statements are an intregal part of this statement.

7

Columbia Contrarian Core Fund

September 30, 2011
(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (cont.)
DnB NOR ASA 11/23/11	0.300%	$5,000,000	$5,000,000
03/01/12	0.450%	3,000,000	3,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts 10/12/11	0.310%	5,000,000	5,000,000
10/21/11	0.320%	3,000,000	3,000,000
Lloyds Bank PLC 10/14/11	0.346%	2,500,000	2,500,000
National Australia Bank 11/18/11	0.256%	2,499,957	2,499,957
National Bank of Canada 11/18/11	0.270%	2,000,000	2,000,000
Nordea Bank AB 12/09/11	0.310%	6,000,000	6,000,000
Rabobank 12/15/11	0.330%	5,000,550	5,000,550
01/20/12	0.272%	4,000,000	4,000,000
Skandinaviska Enskilda Banken 10/11/11	0.250%	5,000,000	5,000,000
Standard Chartered Bank PLC 01/03/12	0.460%	10,000,157	10,000,157
Svenska Handelsbanken 03/01/12	0.460%	5,000,000	5,000,000
Swedbank AB 10/24/11	0.260%	10,000,000	10,000,000
Union Bank of Switzerland 11/28/11	0.350%	5,000,000	5,000,000
12/09/11	0.279%	3,000,000	3,000,000
United Overseas Bank Ltd. 10/28/11	0.270%	10,000,000	10,000,000
Total			153,990,784
Commercial Paper (1.1%)
ERSTE ABWICKLUNGSANSTALT 10/28/11	0.320%	4,998,622	4,998,622
The Commonwealth Bank of Australia 11/28/11	0.270%	4,996,475	4,996,475

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Commercial Paper (cont.)
Westpac Securities NZ Ltd. 03/02/12	0.441%	$5,986,654	$5,986,654
Total			15,981,751
Other Short-Term Obligations (0.5%)
The Goldman Sachs Group, Inc. 11/15/110.350%7,000,000			7,000,000
Repurchase Agreements (2.9%)
Mizuho Securities USA, Inc. dated 09/30/11, matures 10/03/11, repurchase price $10,000,133 (f) 10/03/11	0.160%	10,000,000	10,000,000
Natixis Financial Products, Inc. dated 09/30/11, matures 10/03/11, repurchase price $6,000,015 (f) 10/03/11	0.090%	6,000,000	6,000,000
Nomura Securities dated 09/30/11, matures 10/03/11, repurchase price $15,000,188 (f) 10/03/11	0.150%	15,000,000	15,000,000
Royal Bank of Canada dated 09/30/11. matures 10/03/11, repurchase price $10,767,287 (f) 10/03/11	0.080%	10,767,215	10,767,215
Total			41,767,215
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $261,724,843)			$261,724,843
Total Investments (Cost: $1,679,950,315)			$1,683,456,262
Other Assets & Liabilities, Net			(248,673,163)
Net Assets			$1,434,783,099

Notes to Portfolio of Investments

(a)  At September 30, 2011, security was partially or fully on loan.

(b)  Non-income producing.

(c)  Represents a foreign security. At September 30, 2011, the value of foreign securities, excluding short-term securities, amounted to $122,554,198 or 8.54% of net assets.

(d)  The rate shown is the seven-day current annualized yield at September 30, 2011.

(e)  Investments in affiliates during the year ended September 30, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$353,422,376	$(343,127,865)	$—	$10,294,511	$11,747	$10,294,511

The Accompanying Notes to Financial Statements are an intregal part of this statement.

8

Columbia Contrarian Core Fund

September 30, 2011

(f)  The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Mizuho Securities USA, Inc. (0.160%)

Security Description	Value
Fannie Mae Grantor Trust	$98,363
Fannie Mae Pool	3,246,713
Fannie Mae REMICS	2,113,239
Fannie Mae Whole Loan	17,447
Federal Home Loan Bank of Chicago	20,752
Federal Home Loan Mortgage Corp. Structured Pass Through Securities	109,306
Freddie Mac Gold Pool	1,794,111
Freddie Mac REMICS	2,757,703
Ginnie Mae II Pool	42,366
Total Market Value of Collateral Securities	$10,200,000

Natixis Financial Products, Inc. (0.090%)

Security Description	Value
Fannie Mae Interest Strip	$1,607,220
Fannie Mae Pool	3,193,829
Fannie Mae REMICS	2,625
Freddie Mac Gold Pool	934,838
Freddie Mac Non Gold Pool	42,819
Freddie Mac REMICS	24,398
Freddie Mac Strips	197,823
Government National Mortgage Association	116,494
Total Market Value of Collateral Securities	$6,120,046

Nomura Securities (0.150%)

Security Description	Value
Ginnie Mae I Pool	$12,548,754
Ginnie Mae II Pool	2,751,246
Total Market Value of Collateral Securities	$15,300,000

Royal Bank of Canada (0.080%)

Security Description	Value
Fannie Mae Pool	$4,455,634
Freddie Mac Gold Pool	2,721,195
Freddie Mac Non Gold Pool	667,044
Freddie Mac REMICS	3,138,686
Total Market Value of Collateral Securities	$10,982,559

The Accompanying Notes to Financial Statements are an intregal part of this statement.

9

Columbia Contrarian Core Fund

September 30, 2011

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an intregal part of this statement.

10

Columbia Contrarian Core Fund

September 30, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of September 30, 2011:

	Fair value at September 30, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets(b)	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$108,659,751	$—	$—	$108,659,751
Consumer Staples	184,406,180	—	—	184,406,180
Energy	165,940,631	—	—	165,940,631
Financials	175,644,119	—	—	175,644,119
Health Care	186,999,743	—	—	186,999,743
Industrials	156,177,354	—	—	156,177,354
Information Technology	361,479,472	—	—	361,479,472
Materials	46,946,408	—	—	46,946,408
Telecommunication Services	14,051,070	—	—	14,051,070
Utilities	11,132,180	—	—	11,132,180
Total Equity Securities	1,411,436,908	—	—	1,411,436,908
Other
Affiliated Money Market Fund(c)	10,294,511	—	—	10,294,511
Investments of Cash Collateral Received for Securities on Loan	—	261,724,843	—	261,724,843
Total Other	10,294,511	261,724,843	—	272,019,354
Total	$1,421,731,419	$261,724,843	$—	$1,683,456,262

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

(c)  Money market fund that is a sweep investment for cash balances in the Fund at September 30, 2011.

The Accompanying Notes to Financial Statements are an intregal part of this statement.

11

Statement of Assets and Liabilities – Columbia Contrarian Core Fund

September 30, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,407,930,961)	$1,411,436,908
Affiliated issuers (identified cost $10,294,511)	10,294,511
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $219,957,628)	219,957,628
Repurchase agreements (identified cost $41,767,215)	41,767,215
Total investments (identified cost $1,679,950,315)	1,683,456,262
Receivable for:
Capital shares sold	6,738,632
Investments sold	41,689,724
Dividends	1,948,911
Interest	28,335
Reclaims	149,954
Expense reimbursement due from Investment Manager	17,932
Prepaid expense	32,479
Trustees' deferred compensation plan	48,796
Total assets	1,734,111,025
Liabilities
Due upon return of securities on loan	261,724,843
Payable for:
Investments purchased	35,970,680
Capital shares purchased	1,193,562
Investment management fees	26,794
Distribution and service fees	6,014
Transfer agent fees	206,777
Administration fees	2,217
Plan administration fees	47
Chief compliance officer expenses	608
Other expenses	147,588
Trustees' deferred compensation plan	48,796
Total liabilities	299,327,926
Net assets applicable to outstanding capital stock	$1,434,783,099

The accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Assets and Liabilities (continued) – Columbia Contrarian Core Fund

September 30, 2011

Represented by
Paid-in capital	$1,434,672,981
Undistributed net investment income	6,072,649
Accumulated net realized loss	(9,488,119)
Unrealized appreciation (depreciation) on:
Investments	3,505,947
Foreign currency translations	19,641
Total — representing net assets applicable to outstanding capital stock	$1,434,783,099
*Value of securities on loan	$250,947,960
Net assets applicable to outstanding shares
Class A	$427,038,714
Class B	$21,559,962
Class C	$36,558,992
Class I	$280,303,895
Class R	$6,469
Class R4	$100,405
Class T	$100,804,880
Class W	$74,302,394
Class Z	$494,107,388
Shares outstanding
Class A	33,809,407
Class B	1,836,178
Class C	3,109,357
Class I	22,054,043
Class R	512
Class R4	7,907
Class T	8,041,029
Class W	5,880,592
Class Z	38,880,280
Net asset value per share
Class A(a)	$12.63
Class B	$11.74
Class C	$11.76
Class I	$12.71
Class R	$12.63
Class R4	$12.70
Class T(a)	$12.54
Class W	$12.64
Class Z	$12.71

(a)  The maximum offering price per share for Class A is $13.40 and Class T is $13.31. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Operations – Columbia Contrarian Core Fund

Year ended September 30, 2011

Net investment income
Income:
Dividends	$18,916,144
Interest	3,120
Dividends from affiliates	11,747
Income from securities lending — net	110,740
Foreign taxes withheld	(84,248)
Total income	18,957,503
Expenses:
Investment management fees	7,499,179
Distribution fees
Class B	130,253
Class C	229,197
Class R	20
Service fees
Class A	740,976
Class B	43,417
Class C	76,418
Class W	165,741
Shareholder service fee — Class T	362,876
Transfer agent fees
Class A	510,106
Class B	29,917
Class C	51,720
Class R	7
Class R4	30
Class T	201,178
Class W	112,059
Class Z	679,517
Administration fees	652,775
Plan administration fees
Class R4	138
Compensation of board members	35,879
Pricing and bookkeeping fees	55,983
Custodian fees	36,786
Printing and postage fees	139,442
Registration fees	125,804
Professional fees	78,758
Line of credit interest expense	458
Chief compliance officer expenses	1,425
Other	51,928
Total expenses	12,011,987
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(335,578)
Expense reductions	(18,512)
Total net expenses	11,657,897
Net investment income	7,299,606
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	84,355,371
Foreign currency transactions	188,875
Forward foreign currency exchange contracts	(188,480)
Net realized gain	84,355,766
Net change in unrealized appreciation (depreciation) on:
Investments	(227,253,202)
Foreign currency translations	19,641
Net change in unrealized depreciation	(227,233,561)
Net realized and unrealized loss	(142,877,795)
Net decrease in net assets from operations	$(135,578,189)

The accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Changes in Net Assets – Columbia Contrarian Core Fund

Year ended September 30,	2011	2010(a)
Operations
Net investment income	$7,299,606	$2,065,604
Net realized gain	84,355,766	24,721,821
Net change in unrealized appreciation (depreciation)	(227,233,561)	8,379,451
Net increase (decrease) in net assets resulting from operations	(135,578,189)	35,166,876
Distributions to shareholders from:
Net investment income
Class A	(298,249)	(201,274)
Class I	(147,174)	—
Class T	(228,384)	(531,782)
Class W	(161,179)	—
Class Z	(1,778,271)	(1,864,758)
Total distributions to shareholders	(2,613,257)	(2,597,814)
Increase in net assets from share transactions	982,482,973	154,523,114
Total increase in net assets	844,291,527	187,092,176
Net assets at beginning of year	590,491,572	403,399,396
Net assets at end of year	$1,434,783,099	$590,491,572
Undistributed net investment income	$6,072,649	$1,431,478

(a)  Class W shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Changes in Net Assets (continued) – Columbia Contrarian Core Fund

Year ended September 30,	2011(a)		2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	10,020,992	144,873,952	8,497,843	105,495,991
Fund merger	20,212,114	303,837,273	—	—
Distributions reinvested	18,354	255,641	15,560	189,054
Redemptions	(5,258,930)	(75,612,603)	(2,055,029)	(24,867,159)
Net increase	24,992,530	373,354,263	6,458,374	80,817,886
Class B shares
Subscriptions	122,651	1,620,731	169,133	1,953,902
Fund merger	2,516,488	35,329,181	—	—
Redemptions	(1,141,664)	(15,777,916)	(141,450)	(1,638,196)
Net increase	1,497,475	21,171,996	27,683	315,706
Class C shares
Subscriptions	1,437,827	19,390,341	1,128,021	13,116,080
Fund merger	617,699	8,678,618	—	—
Redemptions	(503,246)	(6,666,669)	(214,012)	(2,471,200)
Net increase	1,552,280	21,402,290	914,009	10,644,880
Class I shares
Subscriptions	10,718,323	153,579,476	197	2,500
Fund merger	13,605,994	205,416,554	—	—
Distributions reinvested	10,521	147,157	—	—
Redemptions	(2,280,992)	(32,975,816)	—	—
Net increase	22,053,846	326,167,371	197	2,500
Class R shares
Subscriptions	318	4,652	198	2,500
Redemptions	(4)	(61)	—	—
Net increase	314	4,591	198	2,500
Class R4 shares
Subscriptions	167	2,583	—	—
Fund merger	7,740	116,844	—	—
Net increase	7,907	119,427	—	—
Class T shares
Subscriptions	55,930	788,208	45,158	552,326
Distributions reinvested	10,960	151,720	38,797	469,356
Redemptions	(1,045,497)	(14,810,309)	(1,100,312)	(13,448,179)
Net decrease	(978,607)	(13,870,381)	(1,016,357)	(12,426,497)
Class W shares
Subscriptions	7,743,688	106,692,654	198	2,500
Distributions reinvested	11,569	161,173	—	—
Redemptions	(1,874,863)	(27,146,720)	—	—
Net increase	5,880,394	79,707,107	198	2,500
Class Z shares
Subscriptions	21,989,221	320,135,583	12,537,693	155,092,288
Distributions reinvested	63,653	886,445	94,601	1,154,130
Redemptions	(10,301,231)	(146,595,719)	(6,471,030)	(81,082,779)
Net increase	11,751,643	174,426,309	6,161,264	75,163,639
Total net increase	66,757,782	982,482,973	12,545,566	154,523,114

(a)  Class R4 shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(b)  Class I, Class R and Class W shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights – Columbia Contrarian Core Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$12.61		$11.76		$11.89		$15.51		$14.03
Income from investment operations:
Net investment income	0.08		0.04		0.08		0.07		0.05
Net realized and unrealized gain (loss)	(0.03)		0.87		(0.14)		(2.17)		2.60
Total from investment operations	0.05		0.91		(0.06)		(2.10)		2.65
Less distributions to shareholders from:
Net investment income	(0.03)		(0.06)		(0.07)		(0.05)		—
Net realized gains	—		—		—		(1.47)		(1.17)
Total distributions to shareholders	(0.03)		(0.06)		(0.07)		(1.52)		(1.17)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$12.63		$12.61		$11.76		$11.89		$15.51
Total return	0.39%		7.75%		(0.28%)		(15.35%)		19.82%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.19	%(c)	1.25%		1.28	%(c)	1.24	%(c)	1.24%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.16	%(c)(e)	1.19	%(e)	1.17	%(c)(e)	1.14	%(c)(f)	1.14	%(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.19%		1.25%		1.28%		1.24%		1.24%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.16	%(e)	1.19	%(e)	1.17	%(e)	1.14	%(f)	1.14	%(e)
Net investment income	0.56	%(e)	0.32	%(e)	0.77	%(e)	0.53	%(f)	0.32	%(e)
Supplemental data
Net assets, end of period (in thousands)	$427,039		$111,182		$27,742		$11,187		$12,054
Portfolio turnover	78%		94%		131%		106%		88%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Contrarian Core Fund

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$11.78		$11.02		$11.14		$14.67		$13.42
Income from investment operations:
Net investment income (loss)	(0.03)		(0.05)		0.01		(0.03)		(0.06)
Net realized and unrealized gain (loss)	(0.01)		0.81		(0.13)		(2.03)		2.48
Total from investment operations	(0.04)		0.76		(0.12)		(2.06)		2.42
Less distributions to shareholders from:
Net realized gains	—		—		—		(1.47)		(1.17)
Total distributions to shareholders	—		—		—		(1.47)		(1.17)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$11.74		$11.78		$11.02		$11.14		$14.67
Total return	(0.34%)		6.90%		(1.08%)		(15.96%)		18.94%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.92	%(c)	2.00%		2.03	%(c)	1.99	%(c)	1.99%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.90	%(c)(e)	1.94	%(e)	0.92	%(c)(e)	1.89	%(c)(f)	1.89	%(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.92%		2.00%		2.03%		1.99%		1.99%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.90	%(e)	1.94	%(e)	0.92	%(e)	1.89	%(f)	1.89	%(e)
Net investment income (loss)	(0.19	%)(e)	(0.46	%)(e)	0.12	%(e)	(0.22	%)(f)	(0.44	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$21,560		$3,991		$3,428		$3,629		$4,796
Portfolio turnover	78%		94%		131%		106%		88%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Contrarian Core Fund

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$11.80		$11.03		$11.15		$14.68		$13.43
Income from investment operations:
Net investment income (loss)	(0.03)		(0.05)		0.01		(0.03)		(0.06)
Net realized and unrealized gain (loss)	(0.01)		0.82		(0.13)		(2.03)		2.48
Total from investment operations	(0.04)		0.77		(0.12)		(2.06)		2.42
Less distributions to shareholders from:
Net investment income	—		—		—		—		(1.17)
Net realized gains	—		—		—		(1.47)		—
Total distributions to shareholders	—		—		—		(1.47)		(1.17)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$11.76		$11.80		$11.03		$11.15		$14.68
Total return	(0.34%)		6.98%		(1.08%)		(15.95%)		18.93%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.95	%(c)	2.00%		2.03	%(c)	1.99	%(c)	1.99%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.92	%(c)(e)	1.94	%(e)	1.92	%(c)(e)	1.89	%(c)(f)	1.89	%(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.95%		2.00%		2.03%		1.99%		1.99%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.92	%(e)	1.94	%(e)	1.92	%(e)	1.89	%(f)	1.89	%(e)
Net investment income (loss)	(0.22	%)(e)	(0.44	%)(e)	0.03	%(e)	(0.21	%)(f)	(0.41	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$36,559		$18,368		$7,094		$1,718		$1,428
Portfolio turnover	78%		94%		131%		106%		88%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Contrarian Core Fund

	Year ended Sept. 30,
	2011		2010(a)
Class I
Per share data
Net asset value, beginning of period	$12.69		$12.70
Income from investment operations:
Net investment income	0.14		0.01
Net realized and unrealized loss	(0.03)		(0.02)
Total from investment operations	0.11		(0.01)
Less distributions to shareholders from:
Net investment income	(0.09)		—
Total distributions to shareholders	(0.09)		—
Net asset value, end of period	$12.71		$12.69
Total return	0.81%		(0.08%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.76	%(c)	0.85	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.76	%(c)(f)	0.85	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.76%		0.85	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.76	%(f)	0.85	%(d)(f)
Net investment income	0.99	%(f)	4.99	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$280,304		$2
Portfolio turnover	78%		94%
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Contrarian Core Fund

	Year ended Sept. 30,
	2011		2010(a)
Class R
Per share data
Net asset value, beginning of period	$12.61		$12.62
Income from investment operations:
Net investment income	0.05		0.00	(b)
Net realized and unrealized loss	(0.03)		(0.01)
Total from investment operations	0.02		(0.01)
Net asset value, end of period	$12.63		$12.61
Total return	0.16%		(0.08%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.44	%(d)	1.44	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.39	%(d)(g)	1.44	%(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.44%		1.44	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.39	%(g)	1.44	%(e)(g)
Net investment income	0.32	%(g)	4.34	%(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$6		$2
Portfolio turnover	78%		94%
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to September 30,2010.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia Contrarian Core Fund

	Year ended Sept. 30, 2011(a)
Class R4
Per share data
Net asset value, beginning of period	$14.93
Income from investment operations:
Net investment income	0.06
Net realized and unrealized loss	(2.29)
Total from investment operations	(2.23)
Net asset value, end of period	$12.70
Total return	(14.94%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.05	%(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.05	%(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.05	%(c)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.05	%(c)(f)
Net investment income	0.72	%(c)(f)
Supplemental data
Net assets, end of period (in thousands)	$100
Portfolio turnover	78%
Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22

Financial Highlights (continued) – Columbia Contrarian Core Fund

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class T
Per share data
Net asset value, beginning of period	$12.51		$11.67		$11.80		$15.40		$13.95
Income from investment operations:
Net investment income	0.06		0.03		0.08		0.06		0.04
Net realized and unrealized gain (loss)	—		0.86		(0.14)		(2.15)		2.58
Total from investment operations	0.06		0.89		(0.06)		(2.09)		2.62
Less distributions to shareholders from:
Net investment income	(0.03)		(0.05)		(0.07)		(0.04)		(0.00	)(a)
Net realized gains	—		—		—		(1.47)		(1.17)
Total distributions to shareholders	(0.03)		(0.05)		(0.07)		(1.51)		(1.17)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$12.54		$12.51		$11.67		$11.80		$15.40
Total return	0.43%		7.68%		(0.35%)		(15.37%)		19.70%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.26	%(c)	1.30%		1.33	%(c)	1.29	%(c)	1.29%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.21	%(c)(e)	1.24	%(e)	1.22	%(c)(e)	1.19	%(c)(f)	1.19	%(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.26%		1.30%		1.33%		1.29%		1.29%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.21	%(e)	1.24	%(e)	1.22	%(e)	1.19	%(f)	1.19	%(e)
Net investment income	0.44	%(e)	0.24	%(e)	0.81	%(e)	0.48	%(f)	0.27	%(e)
Supplemental data
Net assets, end of period (in thousands)	$100,805		$112,862		$117,161		$13,272		$177,345
Portfolio turnover	78%		94%		131%		106%		88%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

23

Financial Highlights (continued) – Columbia Contrarian Core Fund

	Year ended Sept. 30,
	2011		2010(a)
Class W
Per share data
Net asset value, beginning of period	$12.61		$12.62
Income from investment operations:
Net investment income	0.08		0.00	(b)
Net realized and unrealized loss	(0.02)		(0.01)
Total from investment operations	0.06		(0.01)
Less distributions to shareholders from:
Net investment income	(0.03)		—
Total distributions to shareholders	(0.03)		—
Net asset value, end of period	$12.64		$12.61
Total return	0.47%		(0.08%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.20	%(d)	1.19	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.16	%(d)(g)	1.19	%(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.20%		1.19	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.16	%(g)	1.19	%(e)(g)
Net investment income	0.54	%(g)	4.64	%(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$74,302		$2
Portfolio turnover	78%		94%
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24

Financial Highlights (continued) – Columbia Contrarian Core Fund

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class Z
Per share data
Net asset value, beginning of period	$12.68		$11.83		$11.97		$15.60		$14.10
Income from investment operations:
Net investment income	0.11		0.07		0.11		0.11		0.08
Net realized and unrealized gain (loss)	(0.01)		0.86		(0.15)		(2.18)		2.62
Total from investment operations	0.10		0.93		(0.04)		(2.07)		2.70
Less distributions to shareholders from:
Net investment income	(0.07)		(0.08)		(0.10)		(0.09)		(0.03)
Net realized gains	—		—		—		(1.47)		(1.17)
Total distributions to shareholders	(0.07)		(0.08)		(0.10)		(1.56)		(1.20)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$12.71		$12.68		$11.83		$11.97		$15.60
Total return	0.72%		7.93%		(0.01%)		(15.11%)		20.13%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.96	%(c)	1.00%		1.03	%(c)	0.99	%(c)	0.99%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.91	%(c)(e)	0.94	%(e)	0.92	%(c)(e)	0.89	%(c)(f)	0.89	%(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.96%		1.00%		1.03%		0.99%		0.99%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.91	%(e)	0.94	%(e)	0.92	%(e)	0.89	%(f)	0.89	%(e)
Net investment income	0.76	%(e)	0.54	%(e)	1.09	%(e)	0.77	%(f)	0.57	%(e)
Supplemental data
Net assets, end of period (in thousands)	$494,107		$344,081		$247,974		$173,479		$245,529
Portfolio turnover	78%		94%		131%		106%		88%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

25

Notes to Financial Statements – Columbia Contrarian Core Fund
September 30, 2011

Note 1. Organization

Columbia Contrarian Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class T, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

On December 10, 2010, affiliated fund of funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), exchanged Class Z shares valued at $57,999,716 for Class I shares.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors.

The Fund is authorized to issue Class R4 shares, which are not subject to sales charges; however, this share class is closed to new investors. Class R4 shares commenced operations on March 7, 2011.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange

26

Columbia Contrarian Core Fund, September 30, 2011

or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such

27

Columbia Contrarian Core Fund, September 30, 2011

as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities and to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at

September 30, 2011

At September 30, 2011, the fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of

Operations for the Year Ended September 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(188,480)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—

Volume of Derivative Instruments for the Year Ended

September 30, 2011

Contracts Opened
Forward Foreign Currency Exchange Contracts	44

28

Columbia Contrarian Core Fund, September 30, 2011

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified

29

Columbia Contrarian Core Fund, September 30, 2011

against certain liabilities arising out of the performance of their duties to the the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.70% to 0.51% as the Fund's net assets increased. The effective management fee rate for the year ended September 30, 2011 was 0.67% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective March 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to March 1, 2011, the administration fee was equal to the annual rate of 0.067% of the Fund's average daily net assets. The effective administration fee rate for the year ended September 30, 2011 was 0.06% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to March 28, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Trustees are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer and Dividend Disbursing Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment

30

Columbia Contrarian Core Fund, September 30, 2011

Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended September 30, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class R	0.18
Class R4	0.05
Class T	0.17
Class W	0.17
Class Z	0.17

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $18,511.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently

31

Columbia Contrarian Core Fund, September 30, 2011

limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The shareholder services fee for the year ended September 30, 2011 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $454,859 for Class A, $14,090 for Class B, $4,425 for Class C and $11,309 for Class T for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), through January 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.16%
Class B	1.91
Class C	1.91
Class I	0.78
Class R	1.41
Class R4	1.08
Class T	1.21
Class W	1.16
Class Z	0.91

Prior to March 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.19%
Class B	1.94
Class C	1.94
Class I	0.86
Class R	1.44
Class T	1.24
Class W	1.19
Class Z	0.94

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties. Reorganization (see Note 11) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund's shareholders during the first year following the Reorganization.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended September 30, 2011, these differences are primarily due to differing treatments for deferral of wash sale losses, additional timing differences of non-deductible merger fees, foreign currency transactions, passive foreign investment company (PFIC) holdings and capital loss carryforward. To the extent these differences are permanent,

32

Columbia Contrarian Core Fund, September 30, 2011

reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$3,904,684
Accumulated net realized loss	(3,023,611)
Paid-in capital	(881,073)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended September 30,	2011	2010
Ordinary Income	$2,613,257	$2,597,814
Long-Term Capital Gains	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,138,657
Undistributed accumulated long-term gain	34,801,537
Unrealized depreciation	(1,297,034)

At September 30, 2011, the cost of investments for federal income tax purposes was $1,684,753,296 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$92,132,112
Unrealized depreciation	$(93,429,146)
Net unrealized app/depreciation	$(1,297,034)

The following capital loss carryforward, determined as of September 30, 2011 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$39,486,674

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Columbia Contrarian Core Fund acquired $78,694,697 of capital loss carryforward in connection with the RiverSource Partners Fundamental Value Fund merger (Note 11). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

For the year ended September 30, 2011, $48,401,536 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

33

Columbia Contrarian Core Fund, September 30, 2011

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,217,610,257 and $862,338,235, respectively, for the year ended September 30, 2011.

Transactions to realign the Fund's portfolio following the merger as described in Note 11 are excluded for purposes of calculating the Fund's portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $391,837,606 and $336,597,876, respectively.

Note 6. Lending of Portfolio Securities

Effective March 28, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At September 30, 2011, securities valued at $250,947,960 were on loan, secured by cash collateral of $261,724,843 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended September 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to March 28, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to March 28, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period October 1, 2010 through March 28, 2011, these credits reduced total expenses by $1.

Note 8. Affiliated Money Market Fund

Effective March 28, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in

34

Columbia Contrarian Core Fund, September 30, 2011

the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At September 30, 2011 two shareholder accounts owned 32.9% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on March 28, 2011, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280,000,000 committed, unsecured revolving credit facility provided by State Street. Effective October 14, 2010, interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

Note 11. Fund Merger

At the close of business on April 8, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Partners Fundamental Value Fund, a series of RiverSource Managers Series, Inc. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $900,258,998 and the combined net assets immediately after the acquisition were $1,453,637,468.

The merger was accomplished by a tax-free exchange of 105,198,809 shares of RiverSource Partners Fundamental Value Fund valued at $553,378,470 (including $147,202,771 of unrealized appreciation).

In exchange for RiverSource Partners Fundamental Value Fund shares, the Fund issued the following number of shares:

Shares
Class A	20,212,114
Class B	2,516,488
Class C	617,699
Class I	13,605,994
Class R4	7,740

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Partners Fundamental Value Fund's cost of investments was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Partners Fundamental Value Fund that have

35

Columbia Contrarian Core Fund, September 30, 2011

been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on October 1, 2010 the Fund's pro-forma net investment income (loss), net gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended September 30, 2011 would have been approximately $9.4 million, $110 million, $(170.1) million and $(50.7) million, respectively.

Note 12. Significant Risks

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that that invests in a wider range of industries.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

36

Columbia Contrarian Core Fund, September 30, 2011

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

37

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Contrarian Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Contrarian Core Fund (the "Fund") (a series of Columbia Funds Series Trust I) at September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
November 21, 2011

38

Federal Income Tax Information (Unaudited) – Columbia Contrarian Core Fund

100% of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2011 qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 100% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2011 may represent qualified dividend income.

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended September 30, 2011, $36,541,614 , or, if subsequently determined to be different, the net capital gain of such year.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

39

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services from 2004 to 2011); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider from 2008 to 2010); Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (Born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 43; None

40

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington, from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

41

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

42

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

43

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

44

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Contrarian Core Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

45

Columbia Contrarian Core Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1401 C (11/11)

Columbia Large Cap Growth Fund

Annual Report for the Period Ended September 30, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	12

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	18

Notes to Financial Statements	31

Report of Independent Registered Public Accounting Firm	42

Federal Income Tax Information	43

Fund Governance	44

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Economic momentum slowed in the third quarter of 2011, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. The unemployment rate remained stalled as growing uncertainty continued to weigh on prospective employers. Monthly indicators for the manufacturing and service sectors also showed signs of slowing. Equity and high-yield bond markets fell sharply as investor confidence was shaken by Europe's lingering debt crisis, a heated debate in Washington over fiscal deficits (which eventually led to a downgrade of U.S. government debt) and tepid economic growth. The U.S. stock market experienced its worst quarter in two years during the third quarter of 2011, with volatility and selling pressure reminiscent of the market selloff in 2008, as macro-economic concerns continued to mount.

During its September meeting, the Federal Reserve Board announced that it was prepared to purchase longer term securities and sell shorter term securities in an effort to keep long-term interest rates down. Their hope is that lower long-term borrowing rates will stimulate business investment and hiring. However, the question remains as to whether monetary policy alone will be enough to resuscitate growth in the current environment.

Despite this challenging and volatile economic backdrop, I believe Columbia Management remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $325 billion under management as of September 30, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The incredible line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of September 30, 2011, Columbia Management offers 54 funds rated 4 and 5 stars by Morningstar. Additionally, The Wall Street Journal has named two Columbia funds "Category Kings" in its "Investing in Funds: A Quarterly Analysis" issue dated October 5, 2011 in recognition for their one-year performance as of September 30, 2011.

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

All ratings are Class Z as of 9/30/2011. Out of 118 Z-share Columbia funds rated by Morningstar, 8 funds received a 5-star Overall Rating and 46 funds received a 4 star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. © 2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Wall Street Journal "Category Kings" methodology: Top-performing funds in each category ranked by one-year total returns (changes in net asset values and reinvested distributions) for the period ended September 30, 2011.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Large Cap Growth Fund

Summary

■  For the 12-month period that ended September 30, 2011, the fund's Class A shares returned 1.16% without sales charge.

■  The fund lagged its benchmark, the Russell 1000 Growth Index.1

■  Underexposure to some of the mega-cap, safer-haven stocks in the Russell index detracted from relative performance, especially in the energy and information technology sectors.

Portfolio Management

John T. Wilson, CFA, lead manager, has co-managed the fund since August 2005 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Wilson was associated with the fund's previous advisor or its predecessors since 2005.

Peter R. Deininger, CFA, CAIA, has co-managed the fund since May 2010 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Deininger was associated with the fund's previous advisor or its predecessors since 2002.

1The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/11

+1.16%

Class A shares (without sales charge)

+3.78%

Russell 1000 Growth Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance Information – Columbia Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/01 – 09/30/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 10/01/01 – 09/30/11 ($)

Sales charge	without	with
Class A	12,012	11,320
Class B	11,118	11,118
Class C	11,129	11,129
Class E	11,953	11,416
Class F	11,118	11,118
Class I	n/a	n/a
Class R	n/a	n/a
Class R4	n/a	n/a
Class R5	n/a	n/a
Class T	11,898	11,216
Class W	n/a	n/a
Class Y	12,355	n/a
Class Z	12,306	n/a

Average annual total return as of 09/30/11 (%)

Share class	A		B		C		E		F
Inception	11/01/98		11/01/98		11/18/02		09/22/06		09/22/06
Sales charge	without	with	without	with	without	with	without	with	without	with
1-year	1.16	–4.66	0.37	–4.63	0.42	–0.58	1.07	–3.47	0.42	–4.58
5-year	0.53	–0.66	–0.23	–0.59	–0.22	–0.22	0.43	–0.50	–0.23	–0.59
10-year/Life	1.85	1.25	1.07	1.07	1.08	1.08	1.80	1.33	1.07	1.07

Average annual total return as of 09/30/11 (%)

Share class	I	R	R4	R5	T		W	Y	Z
Inception	09/27/10	09/27/10	03/07/11	03/07/11	12/14/90		09/27/10	07/15/09	12/14/90
Sales charge	without	without	without	without	without	with	without	without	without
1-year	1.61	0.92	n/a	n/a	1.12	–4.69	1.21	1.56	1.41
5-year	n/a	n/a	n/a	n/a	0.48	–0.71	n/a	0.86	0.78
10-year/Life	1.41	0.72	–14.20	–14.08	1.75	1.15	1.01	2.14	2.10

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, 4.50% for Class E shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B and Class F shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class R4, Class R5, Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class I, Class R, Class R4, Class R5, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Equity Growth Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. Class E and Class F share performance information includes returns of Class A shares (for Class E shares) and Class B shares (for Class F shares) for the period from November 18, 2002 through September 21, 2006, and the returns of Prime A shares (for Class E shares) and Prime B shares (for Class F shares) for periods prior thereto. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B and Class C shares. The returns for Class Y shares include the returns for Class Z shares for the period from November 18, 2002 until July 15, 2009, and Trust share of the predecessor Fund for periods prior thereto. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. If differences in expenses had been reflected, the returns shown would be higher.

Class Y shares were initially offered on July 15, 2009.

Class I, Class R and Class W shares were initially offered by the fund on September 27, 2010.

Class R4 and Class R5 shares were initially offered by the fund on March 7, 2011.

Understanding Your Expenses – Columbia Large Cap Growth Fund

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

04/01/11 – 09/30/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	839.30	1,019.30	5.30	5.82	1.15
Class B	1,000.00	1,000.00	835.50	1,015.49	8.79	9.65	1.91
Class C	1,000.00	1,000.00	836.00	1,015.54	8.74	9.60	1.90
Class E	1,000.00	1,000.00	838.70	1,018.80	5.76	6.33	1.25
Class F	1,000.00	1,000.00	836.20	1,015.54	8.75	9.60	1.90
Class I	1,000.00	1,000.00	841.00	1,021.56	3.23	3.55	0.70
Class R	1,000.00	1,000.00	837.90	1,018.05	6.45	7.08	1.40
Class R4	1,000.00	1,000.00	839.80	1,020.31	4.38	4.81	0.95
Class R5	1,000.00	1,000.00	840.90	1,021.56	3.23	3.55	0.70
Class T	1,000.00	1,000.00	838.70	1,019.05	5.53	6.07	1.20
Class W	1,000.00	1,000.00	839.40	1,019.45	5.16	5.67	1.12
Class Y	1,000.00	1,000.00	840.90	1,021.51	3.28	3.60	0.71
Class Z	1,000.00	1,000.00	840.10	1,020.56	4.15	4.56	0.90

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Portfolio Managers' Report – Columbia Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/11 ($)

Class A	20.84
Class B	19.04
Class C	19.06
Class E	20.80
Class F	19.04
Class I	21.37
Class R	20.83
Class R4	21.33
Class R5	21.36
Class T	20.69
Class W	20.85
Class Y	21.36
Class Z	21.33

Distributions declared per share

10/01/10 – 09/30/11 ($)

Class A	0.04
Class E	0.02
Class I	0.12
Class T	0.03
Class W	0.04
Class Y	0.12
Class Z	0.10

Portfolio breakdown1

as of 09/30/11 (%)

Consumer Discretionary	14.3
Consumer Staples	10.7
Energy	8.4
Financials	4.1
Health Care	15.0
Industrials	10.3
Information Technology	30.8
Materials	3.5
Telecommunication Services	1.3
Other[2]	1.6

1 Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2 Cash & Cash Equivalents.

For the 12-month period that ended September 30, 2011, the fund's Class A shares returned 1.16% without sales charge. The fund trailed its benchmark, the Russell 1000 Growth Index, which advanced 3.78%. However, security selection, along with an underweight in the strong-performing consumer staples sector, detracted from performance versus the index.

Global concerns weighed on investors

As the impact of Japan's first-quarter natural disasters worked its way through the global supply chain and Europe scrambled, once again, to prop up debtor nations—notably Greece—the pace of economic growth slowed around the world. In the United States, unfriendly spring and summer storms cut a swath of destruction across the Midwest, the South and eastern coastal states, and Washington wrangled over the deficit and the federal debt ceiling. Job growth slowed in the final months of the period and weakened investor confidence.

Against this backdrop, the U.S. economy expanded at a modest 1.6% over the past 12 months, as measured by gross domestic product. Growth was solid in the fourth quarter of 2010 but fell sharply in 2011, as the housing market continued its five-year slide and the job market disappointed with fewer-than-expected new jobs and a stagnant unemployment rate. In addition to weak job numbers, private consumption was flat, consumer confidence remained low and a downtick in manufacturing activity over the summer continued to dampen prospects for the remainder of 2011.

Leadership from large-cap growth stocks and defensive sectors

As macro-economic concerns mounted, market volatility increased. Investors moved away from riskier investments, favoring large-cap stocks over smaller-cap securities, and companies with dependable earnings growth over those whose prices looked cheap relative to measures such as earnings. More defensive sectors, such as utilities and consumer staples, outperformed more economically sensitive ones, including materials and industrials.

Underperformance in energy, financials and tech

While the fund benefited from having a large-cap focus, its underexposure to some of the mega-cap, safer-haven, slower growing stocks in the index contributed to disappointing stock selection in the energy, financials and information technology sectors. In energy, an underweight in Exxon Mobil (0.8% of net assets), which accounts for approximately 5% of the index and was up 20% for the year, detracted from performance. In addition, shares of energy equipment and service provider Halliburton (1.3% of net assets) slid sharply as oil prices fell and the global economy slowed.

In financials, not owning real estate investment trusts hurt performance, as the group benefited from investors' search for yield. An investment in diversified financial JPMorgan Chase (0.9% of net assets), which is not in the Russell index, also proved costly, as uncertainty about the details of financial regulatory reform, pending mortgage litigation in the industry and broad economic concerns pressured the stock. In tech, the fund lost ground from its underweight in International Business Machines (0.8% of net assets), a large index component that benefited as investors looked for

Portfolio Managers' Report (continued) – Columbia Large Cap Growth Fund safe havens. Elsewhere, having less exposure than the index to Coca-Cola (1.9% of net assets) hurt, as strong execution and a global franchise attracted investor interest, moving the stock higher.

Gains from health care and consumer discretionary

Security selection in the health care and consumer discretionary sectors gave the biggest boost to relative performance. In health care, we focused on companies that could benefit from the launch of new products, the push to contain health care costs or the trend toward low-priced generic drugs. Top contributors included Alexion Pharmaceuticals (0.9% of net assets), a biotechnology company. Its stock moved sharply higher after the company received regulatory approval for a new product to treat rare blood disorders. In the consumer discretionary sector, we favored companies with global and high-end consumer exposure that could gain market share even in a slowing economy. Winners included lululemon athletica, a Canadian company that makes premium-priced yoga exercise apparel. Elsewhere, shares of Goodrich, an aerospace parts supplier, rallied sharply after the company received a premium buyout offer. Goodrich and lululemon, which is not in the Russell index, were sold before period end. In the consumer staples sector, shares of WholeFoods Market (0.9% of net assets) benefited as growing store traffic helped boost earnings. An underweight in networking equipment company Cisco Systems (sold during the period) also contributed, as increased competition in its higher growth segments led to a steep decline in the stock. Cisco was removed from the Russell index on June 30, 2011.

Looking ahead

Going forward, we expect to maintain our focus on leading, high-quality franchises that have the potential to gain market share and grow earnings even in a slowing economy. By period end, the fund was more defensively positioned than it had been at the start of the year with less exposure to more economically sensitive sectors, including energy and industrials. In the coming months, however, we plan to take advantage of buying opportunities in some of these sectors, which were hit hard in the recent downdraft.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Top 10 holdings1

as of 09/30/11 (%)

Apple, Inc.	4.7
Google, Inc., Class A	3.1
Oracle Corp.	2.8
Amazon.com, Inc.	2.3
QUALCOMM, Inc.	2.3
EMC Corp.	2.3
Accenture PLC, Class A	2.2
United Technologies Corp.	1.9
Coca-Cola Co. (The)	1.9
Philip Morris International, Inc.	1.9

1 Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Portfolio of Investments – Columbia Large Cap Growth Fund

September 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.4%
CONSUMER DISCRETIONARY 14.3%
Hotels, Restaurants & Leisure 3.3%
Ctrip.com International Ltd., ADR(a)(b)(c)	367,900	$11,831,664
Las Vegas Sands Corp.(b)(c)	640,700	24,564,438
Starbucks Corp.	1,210,800	45,150,732
Total		81,546,834
Internet & Catalog Retail 4.3%
Amazon.com, Inc.(b)(c)	262,785	56,822,001
Expedia, Inc.(c)	964,400	24,833,300
priceline.com, Inc.(b)	50,900	22,877,514
Total		104,532,815
Media 2.9%
Comcast Corp., Class A	1,231,200	25,732,080
DISH Network Corp., Class A(b)	606,500	15,198,890
Viacom, Inc., Class B	769,210	29,799,195
Total		70,730,165
Multiline Retail 1.1%
Macy's, Inc.	1,043,500	27,464,920
Specialty Retail 2.3%
Abercrombie & Fitch Co., Class A(c)	239,400	14,737,464
TJX Companies, Inc.	723,700	40,143,639
Total		54,881,103
Textiles, Apparel & Luxury Goods 0.4%
Fossil, Inc.(b)(c)	128,878	10,446,851
TOTAL CONSUMER DISCRETIONARY		349,602,688
CONSUMER STAPLES 10.7%
Beverages 1.9%
Coca-Cola Co. (The)(c)	675,900	45,663,804
Food & Staples Retailing 3.2%
Costco Wholesale Corp.(c)	532,400	43,720,688
Walgreen Co.(c)	376,900	12,396,241
Whole Foods Market, Inc.	347,050	22,665,835
Total		78,782,764
Food Products 1.6%
Hershey Co. (The)	472,900	28,014,596
Mead Johnson Nutrition Co.	184,100	12,671,603
Total		40,686,199
Personal Products 1.2%
Estee Lauder Companies, Inc. (The), Class A(c)	324,090	28,468,066
Tobacco 2.8%
Lorillard, Inc.	203,600	22,538,520
Philip Morris International, Inc.	729,605	45,512,760
Total		68,051,280
TOTAL CONSUMER STAPLES		261,652,113
ENERGY 8.4%
Energy Equipment & Services 2.7%
Halliburton Co.	1,028,877	31,401,326
Nabors Industries Ltd.(a)(b)	895,540	10,979,321
National Oilwell Varco, Inc.(c)	461,400	23,632,908
Total		66,013,555

Issuer	Shares	Value
Common Stocks (continued)
ENERGY (cont.)
Oil, Gas & Consumable Fuels 5.7%
Apache Corp.	301,376	$24,182,410
Chevron Corp.(c)	404,220	37,398,435
Continental Resources, Inc.(b)(c)	348,520	16,857,912
Exxon Mobil Corp.(c)	275,410	20,003,028
Kinder Morgan Management LLC(b)(g)	—	25
Occidental Petroleum Corp.	221,677	15,849,906
Southwestern Energy Co.(b)	799,000	26,630,670
Total		140,922,386
TOTAL ENERGY		206,935,941
FINANCIALS 4.1%
Capital Markets 2.6%
BlackRock, Inc.	157,400	23,296,774
Franklin Resources, Inc.(c)	314,980	30,124,687
TD Ameritrade Holding Corp.	682,400	10,034,692
Total		63,456,153
Diversified Financial Services 1.5%
IntercontinentalExchange, Inc.(b)	127,600	15,089,976
JPMorgan Chase & Co.	703,500	21,189,420
Total		36,279,396
TOTAL FINANCIALS		99,735,549
HEALTH CARE 15.0%
Biotechnology 3.9%
Alexion Pharmaceuticals, Inc.(b)(c)	327,500	20,979,650
Alkermes PLC(a)(b)	716,100	10,927,686
Biogen Idec, Inc.(b)	342,500	31,903,875
Celgene Corp.(b)(c)	525,650	32,548,248
Total		96,359,459
Health Care Equipment & Supplies 3.6%
Covidien PLC(a)	625,800	27,597,780
Edwards Lifesciences Corp.(b)	325,580	23,207,343
St. Jude Medical, Inc.	573,690	20,761,841
Zimmer Holdings, Inc.(b)	299,300	16,012,550
Total		87,579,514
Health Care Providers & Services 2.9%
Cardinal Health, Inc.	620,300	25,978,164
CIGNA Corp.	479,500	20,110,230
Express Scripts, Inc.(b)(c)	446,140	16,538,410
Humana, Inc.	101,500	7,382,095
Total		70,008,899
Health Care Technology 1.0%
Cerner Corp.(b)(c)	337,600	23,132,352
Pharmaceuticals 3.6%
Allergan, Inc.	363,080	29,910,530
Johnson & Johnson(c)	446,800	28,465,628
Watson Pharmaceuticals, Inc.(b)	446,800	30,494,100
Total		88,870,258
TOTAL HEALTH CARE		365,950,482
INDUSTRIALS 10.3%
Aerospace & Defense 3.4%
Precision Castparts Corp.(c)	244,200	37,963,332
United Technologies Corp.	657,780	46,281,401
Total		84,244,733

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Large Cap Growth Fund

September 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Construction & Engineering 0.7%
KBR, Inc.	678,900	$16,042,407
Electrical Equipment 0.6%
Rockwell Automation, Inc.	241,200	13,507,200
Industrial Conglomerates 1.3%
Tyco International Ltd.(a)	800,000	32,600,000
Machinery 1.9%
Cummins, Inc.	208,820	17,052,241
Dover Corp.(c)	642,160	29,924,656
Total		46,976,897
Road & Rail 2.4%
JB Hunt Transport Services, Inc.(c)	608,200	21,968,184
Kansas City Southern(b)	198,300	9,907,068
Union Pacific Corp.	333,000	27,196,110
Total		59,071,362
TOTAL INDUSTRIALS		252,442,599
INFORMATION TECHNOLOGY 30.8%
Communications Equipment 2.3%
QUALCOMM, Inc.	1,145,380	55,699,829
Computers & Peripherals 7.3%
Apple, Inc.(b)	301,066	114,760,338
EMC Corp.(b)(c)	2,644,710	55,512,463
NCR Corp.(b)	507,700	8,575,053
Total		178,847,854
Internet Software & Services 4.4%
eBay, Inc.(b)	1,088,600	32,102,814
Google, Inc., Class A(b)	147,155	75,693,589
Total		107,796,403
IT Services 7.3%
Accenture PLC, Class A(a)	1,029,500	54,234,060
Alliance Data Systems Corp.(b)(c)	216,100	20,032,470
International Business Machines Corp.(c)	113,150	19,804,645
Mastercard, Inc., Class A(c)	116,100	36,822,276
Teradata Corp.(b)(c)	475,240	25,439,597
Visa, Inc., Class A	267,700	22,947,244
Total		179,280,292
Semiconductors & Semiconductor Equipment 3.2%
Analog Devices, Inc.	902,300	28,196,875
Broadcom Corp., Class A(b)	788,700	26,255,823
Texas Instruments, Inc.(c)	873,990	23,291,833
Total		77,744,531
Software 6.3%
Microsoft Corp.	1,432,293	35,649,773
Oracle Corp.	2,336,893	67,162,305
Salesforce.com, Inc.(b)(c)	225,140	25,728,999
Symantec Corp.(b)	1,512,100	24,647,230
Total		153,188,307
TOTAL INFORMATION TECHNOLOGY		752,557,216

Issuer		Shares	Value
Common Stocks (continued)
MATERIALS 3.5%
Chemicals 3.1%
Celanese Corp., Class A		330,500	$10,751,165
Potash Corp. of Saskatchewan, Inc.(a)		243,400	10,519,748
PPG Industries, Inc.(c)		314,400	22,215,504
Praxair, Inc.(c)		343,200	32,082,336
Total			75,568,753
Metals & Mining 0.4%
Allegheny Technologies, Inc.(c)		265,700	9,828,243
TOTAL MATERIALS			85,396,996
TELECOMMUNICATION SERVICES 1.3%
Wireless Telecommunication Services 1.3%
American Tower Corp., Class A(b)(c)		594,340	31,975,491
TOTAL TELECOMMUNICATION SERVICES			31,975,491
Total Common Stocks (Cost: $2,343,391,465)			$2,406,249,075
Money Market Fund 1.6%
Columbia Short-Term Cash Fund, 0.125%(d)(e)		38,047,332	$38,047,332
Total Money Market Fund (Cost: $38,047,332)			$38,047,332
Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 22.5%
Asset-Backed Commercial Paper 4.7%
Alpine Securitization 10/14/11	0.190%	$5,999,240	$5,999,240
Aspen Funding Corp. 10/13/11	0.330%	14,995,737	14,995,737
Atlantis One 10/20/11	0.200%	4,999,167	4,999,167
12/21/11	0.350%	9,991,250	9,991,250
Cancara Asset Securitisation LLC 10/06/11	0.250%	9,998,056	9,998,056
10/20/11	0.250%	4,999,167	4,999,167
10/20/11	0.270%	9,997,450	9,997,450
Regency Markets No. 1 LLC 10/17/11	0.250%	9,997,778	9,997,778
Rheingold Securitization 10/17/11	0.550%	9,995,875	9,995,875
10/25/11	0.600%	4,997,083	4,997,083
Royal Park Investments Funding Corp. 10/27/11	0.750%	14,991,562	14,991,562
Scaldis Capital LLC 10/04/11	0.550%	14,999,083	14,999,083
Total			115,961,448

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Large Cap Growth Fund

September 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit 13.0%
ABM AMRO Bank N.V. 10/12/11	0.310%	$9,997,417	$9,997,417
Australia and New Zealand Bank Group, Ltd. 12/21/11	0.310%	6,000,000	6,000,000
Bank of Montreal 11/14/11	0.250%	15,000,000	15,000,000
Bank of Nova Scotia 11/28/11	0.300%	8,000,000	8,000,000
Clydesdale Bank PLC 10/25/11	0.330%	2,000,000	2,000,000
12/30/11	0.550%	14,979,175	14,979,175
Commerzbank AG 10/03/11	0.380%	10,000,000	10,000,000
10/05/11	0.180%	10,000,000	10,000,000
Credit Industrial et Commercial 11/21/11	0.410%	5,000,000	5,000,000
Credit Suisse 10/04/11	0.190%	5,002,130	5,002,130
11/30/11	0.295%	10,003,000	10,003,000
Deutsche Bank AG 10/19/11	0.290%	10,000,000	10,000,000
Development Bank of Singapore Ltd. 10/21/11	0.270%	15,000,000	15,000,000
DnB NOR ASA 11/23/11	0.300%	12,000,000	12,000,000
03/01/12	0.450%	2,000,000	2,000,000
DnB NOR 10/06/11	0.140%	5,000,000	5,000,000
Erste Bank der Oesterreichische 10/11/11	0.380%	4,000,037	4,000,037
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts 10/12/11	0.310%	5,000,000	5,000,000
10/21/11	0.320%	10,000,000	10,000,000
Lloyds Bank PLC 10/14/11	0.346%	9,000,000	9,000,000
N.V. Bank Nederlandse Gemeenten 11/01/11	0.420%	10,000,000	10,000,000
National Bank of Canada 11/18/11	0.270%	12,000,000	12,000,000
Nordea Bank AB 12/09/11	0.310%	12,000,000	12,000,000
Rabobank 12/15/11	0.330%	7,000,770	7,000,770
01/20/12	0.272%	13,000,000	13,000,000
Royal Bank of Canada 10/14/11	0.210%	10,003,290	10,003,290
Skandinaviska Enskilda Banken AB 10/03/11	0.150%	15,000,000	15,000,000
Skandinaviska Enskilda Banken 10/11/11	0.250%	12,000,000	12,000,000
Standard Chartered Bank PLC 12/29/11	0.550%	9,986,116	9,986,116

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (cont.)
Svenska Handelsbanken 03/01/12	0.460%	$10,000,000	$10,000,000
Swedbank AB 10/24/11	0.260%	12,000,000	12,000,000
Union Bank of Switzerland 11/28/11	0.350%	5,000,000	5,000,000
12/09/11	0.279%	12,000,000	12,000,000
United Overseas Bank Ltd. 10/28/11	0.270%	10,000,000	10,000,000
Total			317,971,935
Commercial Paper 2.9%
ERSTE ABWICKLUNGSANSTALT 10/28/11	0.320%	9,997,244	9,997,244
Macquarie Bank Ltd. 12/29/11	0.471%	14,981,788	14,981,788
PB Capital Corp. 10/20/11	0.640%	4,997,422	4,997,422
Suncorp Metway Ltd. 10/17/11	0.310%	9,997,158	9,997,158
11/28/11	0.380%	14,989,075	14,989,075
Svenska Handelsbank 12/20/11	0.325%	6,994,376	6,994,376
The Commonwealth Bank of Australia 11/28/11	0.270%	9,992,950	9,992,950
Total			71,950,013
Other Short-Term Obligations 0.6%
The Goldman Sachs Group, Inc. 10/17/11	0.280%	6,000,000	6,000,000
12/14/11	0.420%	8,000,000	8,000,000
Total			14,000,000
Repurchase Agreements 1.3%
Goldman Sachs & Co. dated 09/19/11, matures 10/03/11, repurchase price $15,000,125(f)	0.100%	15,000,000	15,000,000
Royal Bank of Canada dated 09/30/11, matures 10/03/11, repurchase price $15,642,054(f)	0.080%	15,641,950	15,641,950
Total			30,641,950
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $550,525,346)			$550,525,346
Total Investments (Cost: $2,931,964,143)			$2,994,821,753
Other Assets & Liabilities, Net			(550,941,658)
Net Assets			$2,443,880,095

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Large Cap Growth Fund

September 30, 2011

Notes to Portfolio of Investments

(a)  Represents a foreign security. At September 30, 2011, the value of foreign securities, excluding short-term securities, amounted to $158,690,259 or 6.49% of net assets.

(b)  Non-income producing.

(c)  At September 30, 2011, security was partially or fully on loan.

(d)  The rate shown is the seven-day current annualized yield at September 30, 2011.

(e)  Investments in affiliates during the year ended September 30, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$557,031,091	$(518,983,759)	$—	$38,047,332	$24,745	$38,047,332

(f)  The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Goldman Sachs & Co. (0.100%)

Security Description	Value
Government National Mortgage Association	$15,300,000
Total Market Value of Collateral Securities	$15,300,000

Royal Bank of Canada (0.080%)

Security Description	Value
Fannie Mae Pool	$6,472,872
Freddie Mac Gold Pool	3,953,186
Freddie Mac Non Gold Pool	969,040
Freddie Mac REMICS	4,559,691
Total Market Value of Collateral Securities	$15,954,789

(g)  Represents fractional shares.

Abbreviation Legend

ADR  American Depositary Receipt

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Large Cap Growth Fund

September 30, 2011

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Large Cap Growth Fund

September 30, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of September 30, 2011:

	Fair value at September 30, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$349,602,688	$—	$—	$349,602,688
Consumer Staples	261,652,113	—	—	261,652,113
Energy	206,935,916	25	—	206,935,941
Financials	99,735,549	—	—	99,735,549
Health Care	365,950,482	—	—	365,950,482
Industrials	252,442,599	—	—	252,442,599
Information Technology	752,557,216	—	—	752,557,216
Materials	85,396,996	—	—	85,396,996
Telecommunication Services	31,975,491	—	—	31,975,491
Total Equity Securities	2,406,249,050	25	—	2,406,249,075
Other
Affiliated Money Market Fund(c)	38,047,332	—	—	38,047,332
Investments of Cash Collateral Received for Securities on Loan	—	550,525,346	—	550,525,346
Total Other	38,047,332	550,525,346	—	588,572,678
Total	$2,444,296,382	$550,525,371	$—	$2,994,821,753

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

(c)  Money market fund that is a sweep investment for cash balances in the Fund at September 30, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities – Columbia Large Cap Growth Fund

September 30, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $2,343,391,465)	$2,406,249,075
Affiliated issuers (identified cost $38,047,332)	38,047,332
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $519,883,396)	519,883,396
Repurchase agreements (identified cost $30,641,950)	30,641,950
Total investments (identified cost $2,931,964,143)	2,994,821,753
Receivable for:
Capital shares sold	757,586
Dividends	1,973,938
Interest	61,616
Reclaims	86,690
Prepaid expense	41,279
Trustees' deferred compensation plan	182,234
Other assets	44,481
Total assets	2,997,969,577
Liabilities
Due upon return of securities on loan	550,525,346
Payable for:
Capital shares purchased	2,392,900
Investment management fees	43,255
Distribution and service fees	12,068
Transfer agent fees	413,851
Administration fees	3,657
Plan administration fees	21,140
Chief compliance officer expenses	1,127
Other expenses	493,904
Trustees' deferred compensation plan	182,234
Total liabilities	554,089,482
Net assets applicable to outstanding capital stock	$2,443,880,095

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities (continued) – Columbia Large Cap Growth Fund

September 30, 2011

Represented by
Paid-in capital	$3,015,845,776
Undistributed net investment income	208,880
Accumulated net realized loss	(635,040,192)
Unrealized appreciation (depreciation) on:
Investments	62,857,610
Foreign currency translations	8,021
Total — representing net assets applicable to outstanding capital stock	$2,443,880,095
*Value of securities on loan	$525,414,292
Net assets applicable to outstanding shares
Class A	$1,187,715,198
Class B	$49,289,906
Class C	$36,860,353
Class E	$11,784,246
Class F	$484,192
Class I	$279,509,944
Class R	$2,001,575
Class R4	$46,695,512
Class R5	$406,993
Class T	$130,080,778
Class W	$2,523
Class Y	$15,310,767
Class Z	$683,738,108
Shares outstanding
Class A	56,989,052
Class B	2,588,374
Class C	1,934,408
Class E	566,627
Class F	25,432
Class I	13,079,543
Class R	96,071
Class R4	2,189,350
Class R5	19,053
Class T	6,286,558
Class W	121
Class Y	716,662
Class Z	32,049,207
Net asset value per share
Class A(a)	$20.84
Class B	$19.04
Class C	$19.06
Class E(b)	$20.80
Class F	$19.04
Class I	$21.37
Class R	$20.83
Class R4	$21.33
Class R5	$21.36
Class T(a)	$20.69
Class W	$20.85
Class Y	$21.36
Class Z	$21.33

(a)  The maximum offering price per share for Class A is $22.11 and Class T is $21.95. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)  The maximum offering price per share for Class E is $21.78. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.50%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Operations – Columbia Large Cap Growth Fund

Year ended September 30, 2011

Net investment income
Income:
Dividends	$23,208,118
Interest	3,811
Dividends from affiliates	24,745
Income from securities lending — net	277,019
Total income	23,513,693
Expenses:
Investment management fees	12,427,666
Distribution fees
Class B	313,139
Class C	224,218
Class E	14,014
Class F	3,945
Class R	5,414
Service fees
Class A	1,875,799
Class B	104,378
Class C	74,740
Class E	35,041
Class F	1,315
Class W	6
Shareholder service fee — Class T	462,721
Transfer agent fees
Class A	1,522,592
Class B	86,199
Class C	57,191
Class E	24,919
Class F	940
Class R	2,279
Class R4	63
Class R5	1
Class T	272,975
Class W	5
Class Y	536
Class Z	1,504,180
Administration fees	1,099,242
Plan administration fees
Class R4	61,658
Compensation of board members	59,272
Pricing and bookkeeping fees	68,328
Custodian fees	48,709
Printing and postage fees	408,797
Registration fees	137,007
Professional fees	109,406
Line of credit interest expense	2,665
Chief compliance officer expenses	2,253
Other	75,211
Total expenses	21,086,824
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1)
Expense reductions	(130,442)
Total net expenses	20,956,381
Net investment income	2,557,312
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	257,131,777
Net realized gain	257,131,777
Net change in unrealized appreciation (depreciation) on:
Investments	(470,476,967)
Foreign currency translations	8,021
Net change in unrealized depreciation	(470,468,946)
Net realized and unrealized loss	(213,337,169)
Net decrease in net assets from operations	$(210,779,857)

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets – Columbia Large Cap Growth Fund

Year ended September 30,	2011(a)	2010(b)
Operations
Net investment income	$2,557,312	$4,483,519
Net realized gain	257,131,777	132,553,843
Net change in unrealized depreciation	(470,468,946)	(6,602,770)
Net increase (decrease) in net assets resulting from operations	(210,779,857)	130,434,592
Distributions to shareholders from:
Net investment income
Class A	(311,186)	(706,752)
Class E	(14,099)	(52,446)
Class I	(877,728)	—
Class T	(228,135)	(644,779)
Class W	(5)	—
Class Y	(122,643)	(144,925)
Class Z	(3,736,650)	(6,417,493)
Total distributions to shareholders	(5,290,446)	(7,966,395)
Increase (decrease) in net assets from share transactions	1,440,730,125	(207,285,552)
Proceeds from regulatory settlement (Note 6)	—	24,162
Total increase (decrease) in net assets	1,224,659,822	(84,793,193)
Net assets at beginning of year	1,219,220,273	1,304,013,466
Net assets at end of year	$2,443,880,095	$1,219,220,273
Undistributed net investment income	$208,880	$2,996,957

(a)  Class R4 and Class R5 shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(b)  Class I, Class R and Class W shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets (continued) – Columbia Large Cap Growth Fund

Year ended September 30,	2011(a)		2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	2,313,786	55,673,483	805,686	16,024,417
Fund merger	53,028,074	1,311,851,037	—	—
Distributions reinvested	11,737	267,376	32,869	640,942
Redemptions	(5,558,459)	(131,794,423)	(1,414,921)	(27,969,499)
Net increase (decrease)	49,795,138	1,235,997,473	(576,366)	(11,304,140)
Class B shares
Subscriptions	40,478	891,252	20,276	375,246
Fund merger	3,263,755	73,976,373	—	—
Redemptions	(1,481,641)	(32,997,626)	(696,983)	(12,816,473)
Net increase (decrease)	1,822,592	41,869,999	(676,707)	(12,441,227)
Class C shares
Subscriptions	123,630	2,680,451	59,499	1,084,006
Fund merger	1,277,699	28,980,204	—	—
Redemptions	(309,429)	(6,672,856)	(215,573)	(3,928,733)
Net increase (decrease)	1,091,900	24,987,799	(156,074)	(2,844,727)
Class E shares
Subscriptions	939	22,476	932	18,418
Distributions reinvested	619	14,084	2,687	52,351
Redemptions	(56,363)	(1,310,393)	(83,767)	(1,658,131)
Net decrease	(54,805)	(1,273,833)	(80,148)	(1,587,362)
Class F shares
Subscriptions	3,005	65,250	6,919	120,000
Redemptions	—	—	(1,365)	(25,254)
Net increase	3,005	65,250	5,554	94,746
Class I shares
Subscriptions	10,666,365	242,247,523	118	2,500
Fund merger	10,806,161	273,675,545	—	—
Distributions reinvested	37,702	877,713	—	—
Redemptions	(8,430,803)	(203,045,301)	—	—
Net increase	13,079,425	313,755,480	118	2,500
Class R shares
Subscriptions	13,585	323,017	121	2,500
Fund merger	99,267	2,457,836	—	—
Redemptions	(16,902)	(411,371)	—	—
Net increase	95,950	2,369,482	121	2,500
Class R4 shares
Subscriptions	255,555	6,101,704	—	—
Fund merger	2,096,295	52,967,855	—	—
Redemptions	(162,500)	(3,959,051)	—	—
Net increase	2,189,350	55,110,508	—	—
Class R5 shares
Subscriptions	101	2,502	—	—
Fund merger	18,952	479,425	—	—
Net increase	19,053	481,927	—	—
Class T shares
Subscriptions	64,181	1,505,541	82,332	1,626,732
Distributions reinvested	7,267	164,449	32,478	629,102
Redemptions	(800,963)	(18,656,781)	(878,814)	(17,268,207)
Net decrease	(729,515)	(16,986,791)	(764,004)	(15,012,373)

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets (continued) – Columbia Large Cap Growth Fund

Year ended September 30,	2011(a)		2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	7	149	121	2,500
Redemptions	(7)	(153)	—	—
Net increase (decrease)	—	(4)	121	2,500
Class Y shares
Subscriptions	6,003	131,059	241,185	4,654,648
Distributions reinvested	3	71	5	97
Redemptions	(343,024)	(8,075,378)	(56,363)	(1,164,873)
Net increase (decrease)	(337,018)	(7,944,248)	184,827	3,489,872
Class Z shares
Subscriptions	1,562,376	37,620,290	3,131,342	62,888,945
Distributions reinvested	92,637	2,156,590	184,404	3,673,328
Redemptions	(10,365,849)	(247,479,797)	(11,558,386)	(234,250,114)
Net decrease	(8,710,836)	(207,702,917)	(8,242,640)	(167,687,841)
Total net increase (decrease)	58,264,239	1,440,730,125	(10,305,198)	(207,285,552)

(a)  Class R4 and Class R5 shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(b)  Class I, Class R and Class W shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights – Columbia Large Cap Growth Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class A
Per share data
Net asset value, beginning of period	$20.64		$18.77		$19.57		$26.76		$22.27
Income from investment operations:
Net investment income (loss)	(0.01)		0.04		0.07		0.01		0.02
Net realized and unrealized gain (loss)	0.25	*	1.92		(0.86)		(5.40)		4.87
Total from investment operations	0.24		1.96		(0.79)		(5.39)		4.89
Less distributions to shareholders from:
Net investment income	(0.04)		(0.09)		(0.02)		—		(0.03)
Net realized gains	—		—		—		(1.81)		(0.37)
Total distributions to shareholders	(0.04)		(0.09)		(0.02)		(1.81)		(0.40)
Proceeds from regulatory settlement	—		0.00	(a)	0.01		0.01		—
Net asset value, end of period	$20.84		$20.64		$18.77		$19.57		$26.76
Total return	1.16%		10.48%		(3.97%)		(21.73%)		22.19%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.15	%(c)	1.10	%(c)	1.13	%(c)	1.03%		1.00	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.14	%(c)(e)	1.10	%(c)(f)	1.13	%(c)(f)	1.02	%(e)	1.00	%(c)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.15%		1.10%		1.13%		1.03%		1.00%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.14	%(e)	1.10	%(f)	1.13	%(f)	1.02	%(e)	1.00	%(f)
Net investment income (loss)	(0.06	%)(e)	0.19	%(f)	0.43	%(f)	0.01	%(e)	0.07	%(f)
Supplemental data
Net assets, end of period (in thousands)	$1,187,715		$148,455		$145,825		$156,585		$167,408
Portfolio turnover	116%		122%		146%		164%		151%

Notes to Financial Highlights

*  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Large Cap Growth Fund

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class B
Per share data
Net asset value, beginning of period	$18.97		$17.30		$18.15		$25.12		$21.05
Income from investment operations:
Net investment loss	(0.18)		(0.10)		(0.04)		(0.17)		(0.16)
Net realized and unrealized gain (loss)	0.25	*	1.77		(0.82)		(5.00)		4.60
Total from investment operations	0.07		1.67		(0.86)		(5.17)		4.44
Less distributions to shareholders from:
Net realized gains	—		—		—		(1.81)		(0.37)
Proceeds from regulatory settlement	—		0.00	(a)	0.01		0.01		—
Net asset value, end of period	$19.04		$18.97		$17.30		$18.15		$25.12
Total return	0.37%		9.65%		(4.68%)		(22.31%)		21.31%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.90	%(c)	1.85	%(c)	1.88	%(c)	1.78%		1.75	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.89	%(c)(e)	1.85	%(c)(f)	1.88	%(c)(f)	1.77	%(e)	1.75	%(c)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.90%		1.85%		1.88%		1.78%		1.75%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.89	%(e)	1.85	%(f)	1.88	%(f)	1.77	%(e)	1.75	%(f)
Net investment loss	(0.82	%)(e)	(0.56	%)(f)	(0.30	%)(f)	(0.77	%)(e)	(0.69	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$49,290		$14,527		$24,951		$58,609		$168,284
Portfolio turnover	116%		122%		146%		164%		151%

Notes to Financial Highlights

*  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Large Cap Growth Fund

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class C
Per share data
Net asset value, beginning of period	$18.98		$17.31		$18.16		$25.14		$21.06
Income from investment operations:
Net investment loss	(0.17)		(0.10)		(0.05)		(0.16)		(0.16)
Net realized and unrealized gain (loss)	0.25	*	1.77		(0.81)		(5.02)		4.61
Total from investment operations	0.08		1.67		(0.86)		(5.18)		4.45
Less distributions to shareholders from:
Net realized gains	—		—		—		(1.81)		(0.37)
Proceeds from regulatory settlement	—		0.00	(a)	0.01		0.01		—
Net asset value, end of period	$19.06		$18.98		$17.31		$18.16		$25.14
Total return	0.42%		9.65%		(4.68%)		(22.33%)		21.34%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.88	%(c)	1.85	%(c)	1.88	%(c)	1.78%		1.75	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.87	%(c)(e)	1.85	%(c)(f)	1.88	%(c)(f)	1.77	%(e)	1.75	%(c)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.88%		1.85%		1.88%		1.78%		1.75%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.87	%(e)	1.85	%(f)	1.88	%(f)	1.77	%(e)	1.75	%(f)
Net investment loss	(0.77	%)(e)	(0.55	%)(f)	(0.33	%)(f)	(0.75	%)(e)	(0.68	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$36,860		$15,990		$17,283		$21,208		$31,834
Portfolio turnover	116%		122%		146%		164%		151%

Notes to Financial Highlights

*  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Large Cap Growth Fund

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class E
Per share data
Net asset value, beginning of period	$20.60		$18.73		$19.53		$26.74		$22.27
Income from investment operations:
Net investment income (loss)	(0.02)		0.02		0.05		(0.02)		(0.01)
Net realized and unrealized gain (loss)	0.24	*	1.93		(0.86)		(5.39)		4.87
Total from investment operations	0.22		1.95		(0.81)		(5.41)		4.86
Less distributions to shareholders from:
Net investment income	(0.02)		(0.08)		(0.00	)(a)	—		(0.02)
Net realized gains	—		—		—		(1.81)		(0.37)
Total distributions to shareholders	(0.02)		(0.08)		(0.00	)(a)	(1.81)		(0.39)
Proceeds from regulatory settlement	—		0.00	(a)	0.01		0.01		—
Net asset value, end of period	$20.80		$20.60		$18.73		$19.53		$26.74
Total Return	1.07%		10.41%		(4.09%)		(21.82%)		22.07%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.20	%(c)	1.20	%(c)	1.23	%(c)	1.13%		1.10	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.19	%(c)(e)	1.20	%(c)(f)	1.23	%(c)(f)	1.12	%(e)	1.10	%(c)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.20%		1.20%		1.23%		1.13%		1.10%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.19	%(e)	1.20	%(f)	1.23	%(f)	1.12	%(e)	1.10	%(f)
Net investment income (loss)	(0.08	%)(e)	0.10	%(f)	0.33	%(f)	(0.09	%)(e)	(0.03	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$11,784		$12,800		$13,144		$14,782		$18,185
Portfolio Turnover	116%		122%		146%		164%		151%

Notes to Financial Highlights

*  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Large Cap Growth Fund

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class F
Per share data
Net asset value, beginning of period	$18.96		$17.29		$18.14		$25.11		$21.05
Income from investment operations:
Net investment loss	(0.16)		(0.10)		(0.05)		(0.18)		(0.16)
Net realized and unrealized gain (loss)	0.24	*	1.77		(0.81)		(4.99)		4.59
Total from investment operations	0.08		1.67		(0.86)		(5.17)		4.43
Less distributions to shareholders from:
Net realized gains	—		—		—		(1.81)		(0.37)
Proceeds from regulatory settlement	—		0.00	(a)	0.01		0.01		—
Net asset value, end of period	$19.04		$18.96		$17.29		$18.14		$25.11
Total return	0.42%		9.66%		(4.69%)		(22.31%)		21.26%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.85	%(c)	1.85	%(c)	1.88	%(c)	1.78%		1.75	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.84	%(c)(e)	1.85	%(c)(f)	1.88	%(c)(f)	1.77	%(e)	1.75	%(c)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.85%		1.85%		1.88%		1.78%		1.75%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.84	%(e)	1.85	%(f)	1.88	%(f)	1.77	%(e)	1.75	%(f)
Net investment loss	(0.73	%)(e)	(0.55	%)(f)	(0.32	%)(f)	(0.80	%)(e)	(0.70	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$484		$425		$292		$380		$2,915
Portfolio turnover	116%		122%		146%		164%		151%

Notes to Financial Highlights

*  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Large Cap Growth Fund

	Year ended Sept. 30,
	2011		2010(a)
Class I
Per share data
Net asset value, beginning of period	$21.14		$21.18
Income from investment operations:
Net investment income	0.11		0.00	(b)
Net realized and unrealized gain (loss)	0.24	*	(0.04)
Total from investment operations	0.35		(0.04)
Less distributions to shareholders from:
Net investment income	(0.12)		—
Net asset value, end of period	$21.37		$21.14
Total return	1.61%		(0.19%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.68	%(d)	0.60	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	0.68	%(d)(g)	0.60	%(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.68%		0.60	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	0.68	%(g)	0.60	%(e)(g)
Net investment income	0.46	%(g)	1.89	%(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$279,510		$2
Portfolio turnover	116%		122%

Notes to Financial Highlights

*  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(a)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Large Cap Growth Fund

	Year ended Sept. 30,
	2011		2010(a)
Class R
Per share data
Net asset value, beginning of period	$20.64		$20.68
Income from investment operations:
Net investment income (loss)	(0.07)		0.00	(b)
Net realized and unrealized gain (loss)	0.26	*	(0.04)
Total from investment operations	0.19		(0.04)
Net asset value, end of period	$20.83		$20.64
Total return	0.92%		(0.19%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.41	%(d)	1.21	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.40	%(d)(g)	1.21	%(e)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.41%		1.21	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.40	%(g)	1.21	%(e)(h)
Net investment income (loss)	(0.32	%)(g)	1.28	%(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$2,002		$2
Portfolio turnover	116%		122%

Notes to Financial Highlights

*  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(a)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Large Cap Growth Fund

	Year ended Sept. 30, 2011(a)
Class R4
Per share data
Net asset value, beginning of period	$24.86
Income from investment operations:
Net investment income	0.02
Net realized and unrealized loss	(3.55)
Total from investment operations	(3.53)
Net asset value, end of period	$21.33
Total return	(14.20%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.95	%(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.95	%(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.95	%(c)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.95	%(c)(f)
Net investment income	0.12	%(c)(f)
Supplemental data
Net assets, end of period (in thousands)	$46,696
Portfolio turnover	116%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Large Cap Growth Fund

	Year ended Sept. 30, 2011(a)
Class R5
Per share data
Net asset value, beginning of period	$24.86
Income from investment operations:
Net investment income	0.05
Net realized and unrealized loss	(3.55)
Total from investment operations	(3.50)
Net asset value, end of period	$21.36
Total return	(14.08%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.70	%(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.70	%(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.70	%(c)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.70	%(c)(f)
Net investment income	0.37	%(c)(f)
Supplemental data
Net assets, end of period (in thousands)	$407
Portfolio turnover	116%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Large Cap Growth Fund

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class T
Per share data
Net asset value, beginning of period	$20.49		$18.64		$19.42		$26.58		$22.13
Income from investment operations:
Net investment income (loss)	(0.01)		0.03		0.06		(0.01)		0.01
Net realized and unrealized gain (loss)	0.24	*	1.90		(0.85)		(5.35)		4.84
Total from investment operations	0.23		1.93		(0.79)		(5.36)		4.85
Less distributions to shareholders from:
Net investment income	(0.03)		(0.08)		—		—		(0.03)
Net realized gains	—		—		—		(1.81)		(0.37)
Total distributions to shareholders	(0.03)		(0.08)		—		(1.81)		(0.40)
Proceeds from regulatory settlement	—		0.00	(a)	0.01		0.01		—
Net asset value, end of period	$20.69		$20.49		$18.64		$19.42		$26.58
Total return	1.12%		10.40%		(4.02%)		(21.76%)		22.14%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.15	%(c)	1.15	%(c)	1.18	%(c)	1.08%		1.05	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.14	%(c)(e)	1.15	%(c)(f)	1.18	%(c)(f)	1.07	%(e)	1.05	%(c)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.15%		1.15%		1.18%		1.08%		1.05%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.14	%(e)	1.15	%(f)	1.18	%(f)	1.07	%(e)	1.05	%(f)
Net investment income (loss)	(0.03	%)(e)	0.15	%(f)	0.38	%(f)	(0.05	%)(e)	0.02	%(f)
Supplemental data
Net assets, end of period (in thousands)	$130,081		$143,784		$145,011		$169,295		$244,901
Portfolio turnover	116%		122%		146%		164%		151%

Notes to Financial Highlights

*  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Large Cap Growth Fund

	Year ended Sept. 30,
	2011		2010(a)
Class W
Per share data
Net asset value, beginning of period	$20.64		$20.68
Income from investment operations:
Net investment income	0.02		0.00	(b)
Net realized and unrealized gain (loss)	0.23	*	(0.04)
Total from investment operations	0.25		(0.04)
Less distributions to shareholders from:
Net investment income	(0.04)		—
Net asset value, end of period	$20.85		$20.64
Total return	1.21%		(0.19%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.05	%(d)	0.96	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.04	%(d)(g)	0.96	%(e)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.05%		0.96	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.04	%(g)	0.96	%(e)(h)
Net investment income	0.07	%(g)	1.52	%(e)(h)
Supplemental data
Net assets, end of period (in thousands)	$3		$2
Portfolio turnover	116%		122%

Notes to Financial Highlights

*  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(a)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Large Cap Growth Fund

	Year ended Sept. 30,
	2011		2010		2009(a)
Class Y
Per share data
Net asset value, beginning of period	$21.14		$19.20		$17.02
Income from investment operations
Net investment income	0.11		0.13		0.03
Net realized and unrealized gain	0.23	*	1.97		2.15
Total from investment operations	0.34		2.10		2.18
Less distributions to shareholders from:
Net investment income	(0.12)		(0.16)		—
Proceeds from regulatory settlement	—		0.00	(b)	—
Net asset value, end of period	$21.36		$21.14		$19.20
Total return	1.56%		11.01%		12.81%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.67	%(d)	0.64	%(d)	0.63	%(d)(e)
Net Expenses prior to fees waived or expenses reimbursed (including interest expense)(f)	0.67	%(d)(g)	0.64	%(d)(g)	0.63	%(d)(e)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.67%		0.64%		0.63	%(e)
Net Expenses prior to fees waived or expenses reimbursed (excluding interest expense)(f)	0.67	%(g)	0.64	%(g)	0.63	%(e)(g)
Net investment income	0.48	%(g)	0.66	%(g)	0.78	%(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$15,311		$22,272		$16,686
Portfolio turnover	116%		122%		146%

Notes to Financial Highlights

*  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(a)  For the period from July 15, 2009 (commencement of operations) to September 30, 2009.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Large Cap Growth Fund

	Year ended Sept. 30,
	2011		2010		2009		2008		2007
Class Z
Per share data
Net asset value, beginning of period	$21.12		$19.20		$20.02		$27.32		$22.68
Income from investment operations:
Net investment income	0.07		0.09		0.11		0.06		0.08
Net realized and unrealized gain (loss)	0.24	*	1.96		(0.88)		(5.51)		4.97
Total from investment operations	0.31		2.05		(0.77)		(5.45)		5.05
Less distributions to shareholders from:
Net investment income	(0.10)		(0.13)		(0.06)		(0.05)		(0.04)
Net realized gains	—		—		—		(1.81)		(0.37)
Total distributions to shareholders	(0.10)		(0.13)		(0.06)		(1.86)		(0.41)
Proceeds from regulatory settlement	—		0.00	(a)	0.01		0.01		—
Net asset value, end of period	$21.33		$21.12		$19.20		$20.02		$27.32
Total return	1.41%		10.74%		(3.71%)		(21.55%)		22.53%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.85	%(c)	0.85	%(c)	0.88	%(c)	0.78%		0.75	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.84	%(c)(e)	0.85	%(c)(f)	0.88	%(c)(f)	0.77	%(e)	0.75	%(c)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.85%		0.85%		0.88%		0.78%		0.75%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.84	%(e)	0.85	%(f)	0.88	%(f)	0.77	%(e)	0.75	%(f)
Net investment income	0.28	%(e)	0.45	%(f)	0.67	%(f)	0.25	%(e)	0.32	%(f)
Supplemental data
Net assets, end of period (in thousands)	$683,738		$860,959		$940,823		$979,353		$1,302,932
Portfolio turnover	116%		122%		146%		164%		151%

Notes to Financial Highlights

*  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Financial Statements – Columbia Large Cap Growth Fund

September 30, 2011

Note 1. Organization

Columbia Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

On December 10, 2010, an affiliated fund of funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), exchanged Class Z shares valued at $31,080,051 for Class I shares.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class E shares are trust shares which are held in an irrevocable trust until the specified trust termination date. Class E shares are subject to a maximum front-end sales charge of 4.50% based on the investment amount. Class E shares purchased without an initial sales charge in accounts aggregating $1 million to $5 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within one year after purchase. Class E shares are closed to new investors and new accounts.

Class F shares are trust shares which are held in an irrevocable trust until the specified trust termination date. Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class F shares will generally convert to Class E shares eight years after purchase. Class F shares are closed to new investors and new accounts.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

The Fund is authorized to issue Class R4 and Class R5 shares, which are not subject to sales charges; however, these share classes are closed to new investors. Class R4 and Class R5 shares commenced operations on March 7, 2011.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are available only to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Columbia Large Cap Growth Fund, September 30, 2011

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and

Columbia Large Cap Growth Fund, September 30, 2011

unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the

Columbia Large Cap Growth Fund, September 30, 2011

Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. Effective April 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. Prior to April 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.70% to 0.45% as the Fund's net assets increased. The effective management fee rate for the year ended September 30, 2011 was 0.58% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective April 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to April 1, 2011, the administration fee was equal to the annual rate of 0.05% of the Fund's average daily net assets. The effective administration fee rate for the year ended September 30, 2011 was 0.05% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to March 28, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Trustees are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or

Columbia Large Cap Growth Fund, September 30, 2011

accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended September 30, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.21
Class C	0.19
Class E	0.18
Class F	0.18
Class R	0.21
Class R4	0.00	*
Class R5	0.00	*
Class T	0.18
Class W	0.18
Class Y	0.00	*
Class Z	0.18

*  Round to less than 0.01%

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At September 30, 2011, the Fund's total potential future obligation over the life of the Guaranty is $297,363. The liability remaining at September 30, 2011 for non-recurring charges associated with the lease amounted to $202,280 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at September 30, 2011 is included in other assets in the Statement of Assets and Liabilities at cost of $43,170.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $130,404.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class E, Class F and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily

Columbia Large Cap Growth Fund, September 30, 2011

net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The shareholder services fee for the year ended September 30, 2011 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $389,500 for Class A, $32,947 for Class B, $1,778 for Class C, $833 for Class E and $16,016 for Class T shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through January 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.25%
Class B	2.00
Class C	2.00
Class E	1.35
Class F	2.00
Class I	0.85
Class R	1.50
Class R4	1.15
Class R5	0.90
Class T	1.30
Class W	1.25
Class Y	1.00
Class Z	1.00

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended September 30, 2011, these differences are primarily due to differing treatments for deferral of wash sale losses, additional timing differences of Trustees' deferred compensation and capital loss carryforward. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do

Columbia Large Cap Growth Fund, September 30, 2011

not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,544,683
Accumulated net realized gain	251,269,080
Paid-in capital	(252,813,763)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended September 30,	2011	2010
Ordinary Income	$5,290,446	$7,966,395
Long-Term Capital Gains	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$474,833
Undistributed accumulated long-term gain	—
Unrealized appreciation	54,454,238

At September 30, 2011, the cost of investments for federal income tax purposes was $2,940,367,515 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$255,523,235
Unrealized depreciation	(201,068,997)
Net unrealized appreciation	$54,454,238

The following capital loss carryforward, determined at September 30, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2015	$484,820,106
2016	25,492,915
2018	116,323,797
Total	$626,636,818

The Fund acquired $881,821,929 of capital loss carryforward in connection with the Seligman Growth Fund merger (Note 12). From the total capital loss carryforward acquired from the merger, $251,269,080 was permanently lost. In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

For the year ended September 30, 2011, $255,160,100 of capital loss carryforward was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative

Columbia Large Cap Growth Fund, September 30, 2011

interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,413,866,371 and $2,746,158,318, respectively, for the year ended September 30, 2011.

Note 6. Regulatory Settlements

During the year ended September 30, 2010, the Fund received payments of $24,162 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds from regulatory settlement" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective March 28, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At September 30, 2011, securities valued at $525,414,292 were on loan, secured by cash collateral of $550,525,346 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended September 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to March 28, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 8. Custody Credits

Prior to March 28, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period October 1, 2010 through March 28, 2011, these credits reduced total expenses by $38.

Columbia Large Cap Growth Fund, September 30, 2011

Note 9. Affiliated Money Market Fund

Effective March 28, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At September 30, 2011, two shareholder accounts owned 24.5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on March 28, 2011, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280,000,000 committed, unsecured revolving credit facility provided by State Street. Effective October 14, 2010, interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. For the year ended September 30, 2011, the average daily loan balance outstanding on days when borrowing existed was $3,389,474 at a weighted average interest rate of 1.49%.

Note 12. Fund Merger

At the close of business on April 8. 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Growth Fund, Inc. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,370,709,312 and the combined net assets immediately after the acquisition were $3,115,097,587.

The merger was accomplished by a tax-free exchange of 347,407,998 shares of Seligman Growth Fund valued at $1,744,388,275 (including $317,686,293 of unrealized appreciation).

In exchange for Seligman Growth Fund shares, the Fund issued the following number of shares:

Shares
Class A	53,028,074
Class B	3,263,755
Class C	1,277,699
Class I	10,806,161
Class R	99,267
Class R4	2,096,295
Class R5	18,952

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Seligman Growth Fund's cost of investments was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Columbia Large Cap Growth Fund, September 30, 2011

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Seligman Growth Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on October 1, 2010, the Fund's pro-forma net investment loss, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended September 30, 2011 would have been approximately $(0.7) million, $384.0 million, $(289.3) million and $94.0 million, respectively.

Note 13. Significant Risks

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that that invests in a wider range of industries.

Note 14. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 15. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC

Columbia Large Cap Growth Fund, September 30, 2011

also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund (the "Fund") (a series of Columbia Funds Series Trust I) at September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
November 23, 2011

Federal Income Tax Information (Unaudited) – Columbia Large Cap Growth Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2011 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended September 30, 2011, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from1997 to 2010. Oversees 43; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington, from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Large Cap Growth Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

Columbia Large Cap Growth Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1716 C (11/11)

Columbia Small Cap Core Fund

Annual Report for the Period Ended September 30, 2011

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	31

Federal Income Tax Information	32

Fund Governance	33

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Economic momentum slowed in the third quarter of 2011, raising the odds of recession and making the U.S. economy more susceptible to financial shocks. The unemployment rate remained stalled as growing uncertainty continued to weigh on prospective employers. Monthly indicators for the manufacturing and service sectors also showed signs of slowing. Equity and high-yield bond markets fell sharply as investor confidence was shaken by Europe's lingering debt crisis, a heated debate in Washington over fiscal deficits (which eventually led to a downgrade of U.S. government debt) and tepid economic growth. The U.S. stock market experienced its worst quarter in two years during the third quarter of 2011, with volatility and selling pressure reminiscent of the market selloff in 2008, as macro-economic concerns continued to mount.

During its September meeting, the Federal Reserve Board announced that it was prepared to purchase longer term securities and sell shorter term securities in an effort to keep long-term interest rates down. Their hope is that lower long-term borrowing rates will stimulate business investment and hiring. However, the question remains as to whether monetary policy alone will be enough to resuscitate growth in the current environment.

Despite this challenging and volatile economic backdrop, I believe Columbia Management remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $325 billion under management as of September 30, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The incredible line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of September 30, 2011, Columbia Management offers 54 funds rated 4 and 5 stars by Morningstar. Additionally, The Wall Street Journal has named two Columbia funds "Category Kings" in its "Investing in Funds: A Quarterly Analysis" issue dated October 5, 2011 in recognition for their one-year performance as of September 30, 2011.

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

All ratings are Class Z as of 9/30/2011. Out of 118 Z-share Columbia funds rated by Morningstar, 8 funds received a 5-star Overall Rating and 46 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2011 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Wall Street Journal "Category Kings" methodology: Top-performing funds in each category ranked by one-year total returns (changes in net asset values and reinvested distributions) for the period ended September 30, 2011.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Small Cap Core Fund

Summary

■  For the 12-month period that ended September 30, 2011, the fund's Class A shares returned negative 2.63% without sales charge.

■  In a difficult environment for stocks, the fund held up better than the Russell 2000 Index.1 It trailed the S&P SmallCap 600 Composite Index.2

■  Stock selection, notably in the health care and consumer discretionary sectors, helped performance relative to the Russell benchmark index, overcoming disappointments in energy and materials investments.

Portfolio Management

Richard G. D'Auteuil, lead manager, has co-managed the fund since 2005 and has been associated with the adviser since May 2010. Prior to joining the adviser, Mr. D'Auteuil was associated with the fund's previous adviser or its predecessors since 1993.

Jeffrey Hershey, CFA has co-managed the fund since August 2009 and has been associated with the adviser since May 2010. Prior to joining the adviser, Mr. Hershey was associated with the fund's previous adviser or its predecessors since 2009.

Paul Szczygiel, CFA has co-managed the fund since February 2011 and has been associated with the adviser since February 2011.

1The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

2The Standard & Poor's (S&P) SmallCap 600 Composite Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/11

-2.63%

Class A shares (without sales charge)

-3.53%

Russell 2000 Index

+0.21%

S&P SmallCap 600 Composite Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Small Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/01 – 09/30/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 10/01/01 – 09/30/11 ($)

Sales charge	without	with
Class A	19,957	18,812
Class B	18,468	18,468
Class C	18,490	18,490
Class I	n/a	n/a
Class T	19,826	18,682
Class W	n/a	n/a
Class Z	20,497	n/a

Average annual total return as of 09/30/11 (%)

Share class	A		B		C		I	T		W	Z
Inception	11/01/98		11/01/98		11/18/02		09/27/10	02/12/93		09/27/10	12/14/92
Sales charge	without	with	without	with	without	with	without	without	with	without	without
1-year	–2.63	–8.20	–3.36	–8.19	–3.36	–4.32	–2.26	–2.67	–8.27	–2.55	–2.41
5-year	0.49	–0.69	–0.27	–0.52	–0.26	–0.26	n/a	0.43	–0.75	n/a	0.73
10-year/Life	7.15	6.52	6.33	6.33	6.34	6.34	0.07	7.08	6.45	–0.23	7.44

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class I, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B shares), Retail A shares (for Class C and Class T shares) and Trust shares (for Class Z shares) of Galaxy Small Cap Value Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes.

Class I and Class W shares were initially offered by the Fund on September 27, 2010.

2

Understanding Your Expenses – Columbia Small Cap Core Fund

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the "Compare with other funds" information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

04/01/11 – 09/30/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	777.20	1,018.55	5.79	6.58	1.30
Class B	1,000.00	1,000.00	773.90	1,014.74	9.16	10.40	2.06
Class C	1,000.00	1,000.00	774.20	1,014.79	9.12	10.35	2.05
Class I	1,000.00	1,000.00	777.90	1,020.66	3.92	4.46	0.88
Class T	1,000.00	1,000.00	777.00	1,018.25	6.06	6.88	1.36
Class W	1,000.00	1,000.00	777.20	1,018.50	5.84	6.63	1.31
Class Z	1,000.00	1,000.00	777.60	1,019.75	4.72	5.37	1.06

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers' Report – Columbia Small Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/11 ($)

Class A	12.98
Class B	11.50
Class C	11.52
Class I	13.38
Class T	12.75
Class W	12.98
Class Z	13.36

PORTFOLIO BREAKDOWN1

as of 09/30/11 (%)

Consumer Discretionary	10.0
Consumer Staples	1.3
Energy	5.0
Financials	16.3
Health Care	12.9
Industrials	21.6
Information Technology	23.5
Materials	5.4
Telecommunication Services	0.5
Utilities	2.2
Other[2]	1.3

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

2Cash & Cash Equivalents.

For the 12-month period that ended September 30, 2011, the fund's Class A shares returned negative 2.63% without sales charge. In a difficult environment for stocks, the fund held up better than the Russell 2000 Index, which returned negative 3.53%. It lagged the S&P SmallCap 600 Composite Index, which returned 0.21%. Stock selection, especially in the health care and consumer discretionary sectors, aided performance relative to the Russell index.

A dim view of the global economy

As the impact of Japan's first-quarter natural disasters worked its way through the global supply chain and Europe scrambled, once again, to prop up debtor nations—notably Greece—the pace of economic growth slowed around the world. In the United States, unfriendly spring and summer storms cut a swath of destruction across the Midwest, the South and eastern coastal states, and Washington wrangled over the deficit and the federal debt ceiling. Job growth slowed in the final months of the period and weakened investor confidence.

Against this backdrop, the U.S. economy expanded at a modest 1.6% over the past 12 months, as measured by gross domestic product. Growth was solid in the fourth quarter of 2010 but fell sharply in 2011, as the housing market continued its five-year slide and the job market disappointed with fewer-than-expected new jobs and a stagnant unemployment rate. In addition to weak job numbers, private consumption was flat, consumer confidence was low and a downtick in manufacturing activity in recent months continued to dampen prospects for the rest of 2011.

Strong stock choices in health care and consumer discretionary

Despite the negative environment for stocks, several health care sector selections delivered solid results, led by Air Methods (2.5% of net assets), an emergency helicopter transportation company, whose earnings power was boosted by the acquisition of another helicopter company. Cooper Companies (0.5% of net assets), a producer of contact lenses, also performed well, as did Staar Surgical (1.2% of net assets), a manufacturer of lens implants for vision correction and cataract surgery procedures. Arbitron (0.5% of net assets), the leading ratings service measuring radio station audiences, was a notable consumer discretionary holding as it benefited from its new digital technologies. Also in the consumer discretionary sector, Buckle, an apparel retail shop operator, and Rent-A-Center, the major rent-to-own retailer of furniture and electronics goods (0.7% and 1.3% of net assets, respectively) did well. Among industrials positions, shares of MasTec (0.8% of net assets), which provides engineering and construction services for utilities and other infrastructure-related industries, rose on solid earnings improvements and a key acquisition. One of the top-performing fund investments was Cash America International (1.7% of net assets), the pawn shop and payday lending chain, whose business benefited from growing demand for its services in a weak economy. Corporate acquisition activity resulted in significant gains for a number of holdings, including EMS Technology, an information technology firm, and Global Defense Technology, an industrials investment.

4

Portfolio Managers' Report (continued) – Columbia Small Cap Core Fund

Energy, materials and staples selections lagged

Several energy holdings produced disappointing results, including BPZ Resources and Tetra Technologies (0.2% and 0.8% of net assets, respectively). An oil production enterprise operating principally in Peru, BPZ had difficulty gaining operating permits after a change in governmental control. Tetra, a global oil field services firm, saw its business affected by the drilling slowdown in the Gulf of Mexico following the BP oil rig accident in 2010. Also in energy, EXCO Resources (0.4% of net assets) declined after the failure of a planned management-led buyout. In the materials sector, specialty chemical corporation Omnova Solutions (0.3% of net assets) encountered slowing demand at the same time it felt the impact of a price hike for a key raw material. We had few consumer staples investments, but one holding, Pantry (0.1% of net assets), operator of convenience stores in the Southeast, performed poorly. Finally, the fund's limited exposure to utilities held back performance when that more defensive sector held up relatively well in the market correction.

Positioning and outlook

While the fund is managed based on individual stock selection, we think it is well positioned for a low-growth environment and should be able to weather a mild recession. We have continued to emphasize investments in companies with attractive valuations, good earnings growth and catalysts to drive future earnings. We have made no major changes to sector allocations, but on the margin we have increased exposure to materials and energy companies. A heavy majority of the fund's holdings have been able to meet or exceed their earnings projections even in a sluggish economy. Moreover, managements of fund holdings consistently express cautious optimism about earnings outlooks. While we do have concerns about the macro environment, we have found attractively priced stocks in certain economically sensitive areas. We believe the market is valuing these companies based on recent economic weakness, ignoring their long-term potential.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for this fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

Top 10 holdings

as of 09/30/11 (%)

Air Methods	2.5
Progress Software	1.7
Cash America International	1.7
Benchmark Electronics	1.6
Computer Task Group	1.3
Rent-A-Center	1.3
Plexus	1.2
Staar Surgical	1.2
Unifirst	1.1
FARO Technologies	1.1

The Fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

5

Portfolio of Investments – Columbia Small Cap Core Fund

September 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (98.6%)
CONSUMER DISCRETIONARY (10.0%)
Auto Components (0.5%)
Dorman Products, Inc.(a)	104,938	$3,471,349
Hotels, Restaurants & Leisure (1.7%)
CEC Entertainment, Inc.	222,747	6,341,607
Morgans Hotel Group Co.(a)	322,511	1,931,841
O'Charleys, Inc.(a)	541,322	3,215,453
Total		11,488,901
Household Durables (0.5%)
Jarden Corp.	109,052	3,081,810
Leisure Equipment & Products (0.8%)
Callaway Golf Co.	230,347	1,190,894
Steinway Musical Instruments, Inc.(a)	206,897	4,460,699
Total		5,651,593
Media (1.2%)
Arbitron, Inc.	95,379	3,155,137
John Wiley & Sons, Inc., Class A	107,660	4,782,257
Total		7,937,394
Specialty Retail (5.3%)
Bebe Stores, Inc.	518,820	3,486,470
Buckle, Inc. (The)(b)	122,621	4,716,004
Collective Brands, Inc.(a)	479,317	6,211,948
Penske Automotive Group, Inc.	222,840	3,565,440
Rent-A-Center, Inc.	308,982	8,481,556
Stage Stores, Inc.	314,178	4,357,649
Wet Seal, Inc. (The), Class A(a)	1,024,630	4,590,343
Total		35,409,410
TOTAL CONSUMER DISCRETIONARY		67,040,457
CONSUMER STAPLES (1.3%)
Food & Staples Retailing (0.6%)
Casey's General Stores, Inc.	91,871	4,010,169
Pantry, Inc. (The)(a)	34,212	414,992
Total		4,425,161
Food Products (0.7%)
Corn Products International, Inc.	116,171	4,558,550
TOTAL CONSUMER STAPLES		8,983,711
ENERGY (5.0%)
Energy Equipment & Services (3.3%)
Gulfmark Offshore, Inc., Class A(a)	129,801	4,716,968
Helix Energy Solutions Group, Inc.(a)	273,930	3,588,483
Newpark Resources, Inc.(a)	569,148	3,466,111
Oceaneering International, Inc.	76,730	2,711,638
Tetra Technologies, Inc.(a)	665,361	5,136,587
Unit Corp.(a)	69,880	2,579,970
Total		22,199,757
Oil, Gas & Consumable Fuels (1.7%)
BPZ Resources, Inc.(a)(b)	598,040	1,656,571
Carrizo Oil & Gas, Inc.(a)	89,480	1,928,294
EXCO Resources, Inc.	277,027	2,969,730
Georesources, Inc.(a)	172,970	3,077,136
Kodiak Oil & Gas Corp.(a)(c)	381,390	1,987,042
Total		11,618,773
TOTAL ENERGY		33,818,530

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS (16.3%)
Capital Markets (1.0%)
Investment Technology Group, Inc.(a)	418,310	$4,095,255
Waddell & Reed Financial, Inc., Class A	118,027	2,951,855
Total		7,047,110
Commercial Banks (4.8%)
Bryn Mawr Bank Corp.	194,100	3,216,237
Centerstate Banks, Inc.	246,329	1,288,301
Financial Institutions, Inc.	245,530	3,501,258
Hancock Holding Co.	101,576	2,720,205
Iberiabank Corp.	73,265	3,447,851
Oriental Financial Group, Inc.(c)	678,849	6,564,470
SCBT Financial Corp.	111,715	2,757,126
Simmons First National Corp., Class A	107,360	2,329,712
Southwest Bancorp, Inc.(a)	416,700	1,758,474
Susquehanna Bancshares, Inc.	121,880	666,683
Union First Market Bankshares Corp.	212,504	2,278,043
Webster Financial Corp.	99,100	1,516,230
Total		32,044,590
Consumer Finance (1.8%)
Cash America International, Inc.	221,668	11,340,535
QC Holdings, Inc.	174,212	510,441
Total		11,850,976
Insurance (3.4%)
AMERISAFE, Inc.(a)	147,153	2,709,087
Arthur J Gallagher & Co.	99,840	2,625,792
CNO Financial Group, Inc.(a)	434,450	2,350,374
Delphi Financial Group, Inc., Class A	98,620	2,122,302
eHealth, Inc.(a)	96,080	1,312,453
Enstar Group Ltd.(a)(c)	43,132	4,107,460
Horace Mann Educators Corp.	234,747	2,678,463
National Interstate Corp.	128,611	2,826,870
State Auto Financial Corp.	149,364	1,964,137
Total		22,696,938
Real Estate Investment Trusts (REITs) (4.3%)
Acadia Realty Trust	157,936	2,953,403
American Campus Communities, Inc.	119,582	4,449,646
Cousins Properties, Inc.	406,680	2,379,078
DiamondRock Hospitality Co.	279,453	1,953,376
DuPont Fabros Technology, Inc.(b)	209,330	4,121,708
First Potomac Realty Trust	343,148	4,279,056
Mack-Cali Realty Corp.	106,340	2,844,595
STAG Industrial, Inc.	304,500	3,105,900
Summit Hotel Properties, Inc.	424,479	2,996,822
Total		29,083,584
Thrifts & Mortgage Finance (1.0%)
Abington Bancorp, Inc.	186,401	1,342,087
Berkshire Hills Bancorp, Inc.	156,318	2,887,194
Dime Community Bancshares, Inc.	233,777	2,368,161
Total		6,597,442
TOTAL FINANCIALS		109,320,640
HEALTH CARE (12.9%)
Biotechnology (1.0%)
Myriad Genetics, Inc.(a)	362,165	6,786,972

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Small Cap Core Fund

September 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE (cont.)
Health Care Equipment & Supplies (5.1%)
Analogic Corp.	139,466	$6,333,151
Cooper Companies, Inc. (The)	41,274	3,266,837
Greatbatch, Inc.(a)	119,193	2,385,052
Invacare Corp.	261,801	6,031,895
Staar Surgical Co.(a)	1,002,384	7,818,595
Thoratec Corp.(a)	159,635	5,210,487
West Pharmaceutical Services, Inc.	93,690	3,475,899
Total		34,521,916
Health Care Providers & Services (5.7%)
Air Methods Corp.(a)	263,495	16,776,727
LifePoint Hospitals, Inc.(a)	45,315	1,660,342
Magellan Health Services, Inc.(a)	133,386	6,442,544
Owens & Minor, Inc.	139,278	3,966,637
Providence Service Corp. (The)(a)	437,680	4,661,292
PSS World Medical, Inc.(a)	182,722	3,597,796
U.S. Physical Therapy, Inc.	45,539	843,382
Total		37,948,720
Life Sciences Tools & Services (0.5%)
Cambrex Corp.(a)	712,849	3,592,759
Pharmaceuticals (0.6%)
Obagi Medical Products, Inc.(a)	448,864	4,071,196
TOTAL HEALTH CARE		86,921,563
INDUSTRIALS (21.6%)
Aerospace & Defense (3.3%)
AAR Corp.	210,194	3,503,934
American Science & Engineering, Inc.	108,830	6,644,071
Kratos Defense & Security Solutions, Inc.(a)	318,198	2,138,291
LMI Aerospace, Inc.(a)	189,532	3,233,416
Moog, Inc., Class A(a)	141,791	4,625,222
Teledyne Technologies, Inc.(a)	40,500	1,978,830
Total		22,123,764
Air Freight & Logistics (0.7%)
Atlas Air Worldwide Holdings, Inc.(a)	135,373	4,506,567
Building Products (0.4%)
Trex Co., Inc.(a)(b)	179,880	2,883,476
Commercial Services & Supplies (2.5%)
ACCO Brands Corp.(a)	390,200	1,861,254
Consolidated Graphics, Inc.(a)	87,863	3,209,635
McGrath Rentcorp	190,818	4,539,560
Unifirst Corp.	162,609	7,364,562
Total		16,975,011
Construction & Engineering (2.2%)
EMCOR Group, Inc.(a)	257,317	5,231,255
MasTec, Inc.(a)	307,578	5,416,448
Northwest Pipe Co.(a)	72,091	1,462,726
Sterling Construction Co., Inc.(a)	220,816	2,466,515
Total		14,576,944
Electrical Equipment (3.8%)
Belden, Inc.	209,330	5,398,621
EnerSys(a)	112,751	2,257,275
Global Power Equipment Group, Inc.(a)	213,871	4,976,778
GrafTech International Ltd.(a)	357,366	4,538,548
LSI Industries, Inc.	712,298	4,437,617

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Electrical Equipment (cont.)
Regal-Beloit Corp.	84,100	$3,816,458
Total		25,425,297
Machinery (4.4%)
Actuant Corp., Class A	168,910	3,335,973
Albany International Corp., Class A	383,530	6,999,422
Flanders Corp.(a)	947,835	2,691,851
Key Technology, Inc.(a)	243,293	2,824,632
Miller Industries, Inc.	239,716	4,159,073
PMFG, Inc.(a)	185,770	2,929,593
Tennant Co.	98,668	3,489,887
Wabash National Corp.(a)	695,651	3,318,255
Total		29,748,686
Marine (0.6%)
Rand Logistics, Inc.(a)	619,209	3,845,288
Professional Services (2.2%)
FTI Consulting, Inc.(a)	152,932	5,629,427
Heidrick & Struggles International, Inc.	80,478	1,323,863
Hill International, Inc.(a)	180,115	842,938
Hudson Highland Group, Inc.(a)	312,051	1,067,215
Kforce, Inc.(a)	412,259	4,044,261
Navigant Consulting, Inc.(a)	230,138	2,133,379
Total		15,041,083
Trading Companies & Distributors (1.5%)
Kaman Corp.	221,115	6,158,053
Rush Enterprises, Inc., Class A(a)	162,950	2,307,372
Rush Enterprises, Inc., Class B(a)	162,361	1,894,753
Total		10,360,178
TOTAL INDUSTRIALS		145,486,294
INFORMATION TECHNOLOGY (23.4%)
Communications Equipment (2.9%)
ADTRAN, Inc.	137,766	3,645,288
Globecomm Systems, Inc.(a)	334,884	4,524,283
InterDigital, Inc.	124,020	5,776,852
Performance Technologies, Inc.(a)(d)	643,041	1,266,791
Plantronics, Inc.	161,527	4,595,443
Total		19,808,657
Computers & Peripherals (0.9%)
Intevac, Inc.(a)	357,120	2,496,269
Presstek, Inc.(a)	106,541	71,808
Rimage Corp.	262,086	3,315,388
Total		5,883,465
Electronic Equipment, Instruments & Components (7.2%)
Anixter International, Inc.	67,850	3,218,804
Benchmark Electronics, Inc.(a)	805,660	10,481,637
Cognex Corp.	100,335	2,720,082
FARO Technologies, Inc.(a)	232,706	7,341,874
GSI Group, Inc.(a)(c)	234,300	1,799,424
LeCroy Corp.(a)	572,409	4,522,031
Littelfuse, Inc.	87,048	3,500,200
Newport Corp.(a)	304,256	3,289,007
Plexus Corp.(a)	367,512	8,313,121
Pulse Electronics Corp.	491,623	1,406,042

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Small Cap Core Fund

September 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
Electronic Equipment, Instruments & Components (cont.)
Rogers Corp.(a)	55,192	$2,159,663
Total		48,751,885
Internet Software & Services (1.2%)
Digital River, Inc.(a)	279,320	5,790,304
Earthlink, Inc.	375,500	2,452,015
Total		8,242,319
IT Services (4.6%)
Acxiom Corp.(a)	364,412	3,877,344
Computer Task Group, Inc.(a)	787,726	8,798,899
DST Systems, Inc.	99,540	4,362,838
NCI, Inc., Class A(a)	287,540	3,430,352
PRGX Global, Inc.(a)	676,441	3,192,802
TNS, Inc.(a)	370,481	6,965,043
Total		30,627,278
Semiconductors & Semiconductor Equipment (3.1%)
ATMI, Inc.(a)	216,709	3,428,336
BTU International, Inc.(a)	292,872	1,300,352
Cirrus Logic, Inc.(a)	383,112	5,647,071
Fairchild Semiconductor International, Inc.(a)	225,877	2,439,472
Pericom Semiconductor Corp.(a)	371,620	2,753,704
Ultratech, Inc.(a)	166,400	2,853,760
Volterra Semiconductor Corp.(a)	110,289	2,120,857
Total		20,543,552
Software (3.5%)
Accelrys, Inc.(a)	622,779	3,774,041
American Software, Inc., Class A	160,668	1,164,843
Mentor Graphics Corp.(a)	270,704	2,604,172
Progress Software Corp.(a)	667,705	11,718,223
Websense, Inc.(a)	265,500	4,593,150
Total		23,854,429
TOTAL INFORMATION TECHNOLOGY		157,711,585
MATERIALS (5.4%)
Chemicals (3.3%)
Ferro Corp.(a)	267,230	1,643,465
H.B. Fuller Co.	378,054	6,888,144
Omnova Solutions, Inc.(a)	583,969	2,090,609
Sensient Technologies Corp.	202,566	6,593,523
Spartech Corp.(a)	247,616	792,371
Stepan Co.	67,040	4,503,747
Total		22,511,859
Containers & Packaging (1.0%)
Greif, Inc., Class A	151,530	6,499,122
Metals & Mining (0.5%)
Metals U.S.A. Holdings Corp.(a)	410,630	3,675,138
Paper & Forest Products (0.6%)
PH Glatfelter Co.	291,662	3,852,855
TOTAL MATERIALS		36,538,974
TELECOMMUNICATION SERVICES (0.5%)
Diversified Telecommunication Services (0.5%)
General Communication, Inc., Class A(a)	367,522	3,013,681
TOTAL TELECOMMUNICATION SERVICES		3,013,681

Issuer	Shares	Value
Common Stocks (continued)
UTILITIES (2.2%)
Gas Utilities (1.4%)
New Jersey Resources Corp.	86,869	$3,698,013
South Jersey Industries, Inc.	114,460	5,694,385
Total		9,392,398
Water Utilities (0.8%)
American States Water Co.	103,459	3,510,364
California Water Service Group	111,266	1,970,521
Total		5,480,885
TOTAL UTILITIES		14,873,283
Total Common Stocks (Cost: $680,118,307)		$663,708,718
Money Market Funds (1.2%)
Columbia Short-Term Cash Fund, 0.125%(d)(e)	8,414,133	$8,414,133
Total Money Market Funds (Cost: $8,414,133)		$8,414,133

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (1.3%)
Repurchase Agreements (1.3%)
RBS Securities, Inc. dated 09/30/11, matures 10/03/11, repurchase price $8,599,320(f)	0.150%	8,599,212	$8,599,212
Total			8,599,212
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $8,599,212)			$8,599,212
Total Investments (Cost: $697,131,652)			$680,722,063
Other Assets & Liabilities, Net			(7,544,866)
Net Assets			$673,177,197

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Small Cap Core Fund

September 30, 2011

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At September 30, 2011, security was partially or fully on loan.

(c)  Represents a foreign security. At September 30, 2011, the value of foreign securities, excluding short-term securities, amounted to $14,458,396 or 2.15% of net assets.

(d)  Investments in affiliates during the year ended September 30, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$83,035,264	$(74,621,131)	$—	$8,414,133	$5,280	$8,414,133
Perfomance Technologies, Inc.	5,413,232	40,835			5,454,067		1,266,791
Total	$5,413,232	$83,076,099	$(74,621,131)	$—	$13,868,200	$5,280	$9,680,924

(e)  The rate shown is the seven-day current annualized yield at September 30, 2011.

(f)  The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

RBS Securities, Inc. (0.150%)

Security Description	Value
Freddie Mac Gold Pool	$8,771,234
Total Market Value of Collateral Securities	$8,771,234
Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Small Cap Core Fund

September 30, 2011

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements—Security Valuation in the most recent Semiannual Report dated June 30, 2011.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of September 30, 2011:

	Fair Value at September 30, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$67,040,457	$—	$—	$67,040,457
Consumer Staples	8,983,711	—	—	8,983,711
Energy	33,818,530	—	—	33,818,530
Financials	109,320,640	—	—	109,320,640
Health Care	86,921,563	—	—	86,921,563
Industrials	145,486,294	—	—	145,486,294
Information Technology	157,711,585	—	—	157,711,585
Materials	36,538,974	—	—	36,538,974
Telecommunication Services	3,013,681	—	—	3,013,681
Utilities	14,873,283	—	—	14,873,283
Total Equity Securities	663,708,718	—	—	663,708,718
Other
Affiliated Money Market Funds(c)	8,414,133	—	—	8,414,133
Investments of Cash Collateral Received for Securities on Loan	—	8,599,212	—	8,599,212
Total Other	8,414,133	8,599,212	—	17,013,345
Investments in Securities	672,122,851	8,599,212	—	680,722,063
Total	$672,122,851	$8,599,212	$—	$680,722,063

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

(c)  Money market fund that is a sweep investment for cash balances in the Fund at September 30, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities – Columbia Small Cap Core Fund

September 30, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $674,664,240)	$662,441,927
Affiliated issuers (identified cost $13,868,200)	9,680,924
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $8,599,212)	8,599,212
Total investments (identified cost $697,131,652)	680,722,063
Receivable for:
Investments sold	1,399,431
Capital shares sold	595,262
Dividends	594,681
Interest	60,262
Expense reimbursement due from Investment Manager	279
Prepaid expense	17,315
Trustees' deferred compensation plan	76,697
Total assets	683,465,990
Liabilities
Due upon return of securities on loan	8,599,212
Payable for:
Investments purchased	443,485
Capital shares purchased	842,709
Investment management fees	14,712
Distribution and service fees	2,866
Transfer agent fees	216,025
Administration fees	1,487
Chief compliance officer expenses	617
Other expenses	90,983
Trustees' deferred compensation plan	76,697
Total liabilities	10,288,793
Net assets applicable to outstanding capital stock	$673,177,197

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities (continued) – Columbia Small Cap Core Fund

September 30, 2011

Represented by
Paid-in capital	$661,787,000
Excess of distributions over net investment income	(528,456)
Accumulated net realized gain	28,328,242
Unrealized appreciation (depreciation) on:
Investments	(16,409,589)
Total — representing net assets applicable to outstanding capital stock	$673,177,197
*Value of securities on loan	$8,072,626
Net assets applicable to outstanding shares
Class A	$162,501,989
Class B	$9,244,309
Class C	$22,534,870
Class I	$3,764,907
Class T	$63,594,603
Class W	$41,633,865
Class Z	$369,902,654
Shares outstanding
Class A	12,523,603
Class B	803,596
Class C	1,956,624
Class I	281,281
Class T	4,988,392
Class W	3,208,409
Class Z	27,678,784
Net asset value per share
Class A(a)	$12.98
Class B	$11.50
Class C	$11.52
Class I	$13.38
Class T(a)	$12.75
Class W	$12.98
Class Z	$13.36

(a)  The maximum offering price per share for Class A is $13.77 and Class T is $13.53, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Operations – Columbia Small Cap Core Fund

Year ended September 30, 2011

Net investment income
Income:
Dividends	$6,342,290
Interest	22,925
Dividends from affiliates	5,280
Income from securities lending—net	76,519
Foreign taxes withheld	(12,979)
Total income	6,434,035
Expenses:
Investment management fees	5,993,236
Distribution fees
Class B	114,427
Class C	188,086
Service fees
Class A	414,238
Class B	38,142
Class C	62,696
Class W	138,715
Shareholder service fee—Class T	239,882
Transfer agent fees
Class A	328,497
Class B	31,765
Class C	49,978
Class T	164,572
Class W	113,425
Class Z	934,598
Administration fees	563,842
Compensation of board members	41,929
Pricing and bookkeeping fees	108,034
Custodian fees	22,498
Printing and postage fees	139,751
Registration fees	85,800
Professional fees	79,868
Chief compliance officer expenses	1,641
Other	27,562
Total expenses	9,883,182
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(234,050)
Expense reductions	(5,156)
Total net expenses	9,643,976
Net investment loss	(3,209,941)
Realized and unrealized gain (loss)—net
Net realized gain (loss) on:
Investments	46,014,237
Net realized gain	46,014,237
Net change in unrealized appreciation (depreciation) on:
Investments	(59,114,142)
Net change in unrealized depreciation	(59,114,142)
Net realized and unrealized loss	(13,099,905)
Net decrease in net assets from operations	$(16,309,846)

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets – Columbia Small Cap Core Fund

Year ended Sept. 30,	2011	2010(a)
Operations
Net investment loss	$(3,209,941)	$(1,536,491)
Net realized gain	46,014,237	14,737,595
Net change in unrealized appreciation (depreciation)	(59,114,142)	70,278,331
Net increase (decrease) in net assets resulting from operations	(16,309,846)	83,479,435
Increase in net assets from share transactions	47,256,524	13,647,902
Proceeds from regulatory settlements (Note 6)	12,545	—
Total increase in net assets	30,959,223	97,127,337
Net assets at beginning of year	642,217,974	545,090,637
Net assets at end of year	$673,177,197	$642,217,974
Excess of distributions over net investment income	$(528,456)	$(547,519)

Year ended Sept. 30,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	7,054,588	109,013,946	4,149,507	51,127,715
Redemptions	(3,643,742)	(56,019,850)	(2,070,656)	(25,689,627)
Net increase	3,410,846	52,994,096	2,078,851	25,438,088
Class B shares
Subscriptions	32,709	438,251	39,113	429,257
Redemptions	(529,687)	(7,192,883)	(400,346)	(4,476,695)
Net decrease	(496,978)	(6,754,632)	(361,233)	(4,047,438)
Class C shares
Subscriptions	730,825	10,197,519	318,672	3,538,275
Redemptions	(421,882)	(5,744,942)	(440,235)	(4,877,105)
Net increase (decrease)	308,943	4,452,577	(121,563)	(1,338,830)
Class I shares
Subscriptions	310,294	4,818,092	187	2,500
Redemptions	(29,200)	(462,831)	—	—
Net increase	281,094	4,355,261	187	2,500
Class T shares
Subscriptions	42,096	642,556	43,232	529,032
Redemptions	(698,375)	(10,535,505)	(957,438)	(11,648,106)
Net decrease	(656,279)	(9,892,949)	(914,206)	(11,119,074)
Class W shares
Subscriptions	5,725,192	83,442,893	192	2,500
Redemptions	(2,516,975)	(39,253,421)	—	—
Net increase	3,208,217	44,189,472	192	2,500
Class Z shares
Subscriptions	9,636,904	152,660,806	7,740,576	98,116,927
Redemptions	(12,021,499)	(194,748,107)	(7,423,189)	(93,406,771)
Net increase (decrease)	(2,384,595)	(42,087,301)	317,387	4,710,156
Total net increase	3,671,248	47,256,524	999,615	13,647,902

(a)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Financial Highlights – Columbia Small Cap Core Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$13.33	$11.58	$14.14	$20.01	$19.72
Income from investment operations:
Net investment income (loss)	(0.07)	(0.05)	(0.02)	(0.09)	0.04 (a)
Net realized and unrealized gain (loss)	(0.28)	1.80	(1.39)	(2.11)	2.46
Total from investment operations	(0.35)	1.75	(1.41)	(2.20)	2.50
Less distributions to shareholders:
Net investment income	—	—	—	(0.03)	—
Net realized gains	—	—	(1.15)	(3.64)	(2.21)
Total distributions to shareholders	—	—	(1.15)	(3.67)	(2.21)
Proceeds from regulatory settlements	0.00 (b)	—	0.00 (b)	—	—
Net asset value, end of period	$12.98	$13.33	$11.58	$14.14	$20.01
Total return	(2.63%)	15.11%	(7.41%)	(12.86%)	13.30%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.32%	1.30%	1.33%	1.25%	1.21%
Net expenses after fees waived or expenses reimbursed(d)(e)	1.29%	1.30%	1.33%	1.25%	1.21%
Net investment income (loss)(e)	(0.48%)	(0.38%)	(0.28%)	(0.56%)	0.22%
Supplemental data
Net assets, end of period (in thousands)	$162,502	$121,456	$81,474	$115,246	$176,504
Portfolio turnover	33%	26%	11%	25%	44%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of this dividend amounted to $0.07 per share.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights (continued) – Columbia Small Cap Core Fund

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$11.90	$10.42	$12.97	$18.75	$18.73
Income from investment operations:
Net investment loss	(0.17)	(0.12)	(0.09)	(0.19)	(0.10	)(a)
Net realized and unrealized gain (loss)	(0.23)	1.60	(1.31)	(1.95)	2.33
Total from investment operations	(0.40)	1.48	(1.40)	(2.14)	2.23
Less distributions to shareholders:
Net realized gains	—	—	(1.15)	(3.64)	(2.21)
Total distributions to shareholders	—	—	(1.15)	(3.64)	(2.21)
Proceeds from regulatory settlements	0.00 (b)	—	0.00 (b)	—	—
Net asset value, end of period	$11.50	$11.90	$10.42	$12.97	$18.75
Total return	(3.36%)	14.20%	(8.08%)	(13.53%)	12.49%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.08%	2.05%	2.08%	2.00%	1.96%
Net expenses after fees waived or expenses reimbursed(d)(e)	2.04%	2.05%	2.08%	2.00%	1.96%
Net investment loss(e)	(1.26%)	(1.11%)	(1.03%)	(1.31%)	(0.53%)
Supplemental data
Net assets, end of period (in thousands)	$9,244	$15,478	$17,317	$23,085	$35,918
Portfolio turnover	33%	26%	11%	25%	44%

Notes to Financial Highlights

(a)  Net investment loss per share reflects special dividends. The effect of this dividend amounted to $0.06 per share.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Small Cap Core Fund

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$11.92	$10.43	$12.99	$18.76	$18.75
Income from investment operations:
Net investment income (loss)	(0.17)	(0.12)	(0.09)	(0.19)	(0.10	)(a)
Net realized and unrealized gain (loss)	(0.23)	1.61	(1.32)	(1.94)	2.32
Total from investment operations	(0.40)	1.49	(1.41)	(2.13)	2.22
Less distributions to shareholders:
Net realized gains	—	—	(1.15)	(3.64)	(2.21)
Total distributions to shareholders	—	—	(1.15)	(3.64)	(2.21)
Proceeds from regulatory settlements	0.00 (b)	—	0.00 (b)	—	—
Net asset value, end of period	$11.52	$11.92	$10.43	$12.99	$18.76
Total return	(3.36%)	14.29%	(8.15%)	(13.46%)	12.41%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.07%	2.05%	2.08%	2.00%	1.96%
Net expenses after fees waived or expenses reimbursed(d)(e)	2.04%	2.05%	2.08%	2.00%	1.96%
Net investment loss(e)	(1.23%)	(1.12%)	(1.03%)	(1.29%)	(0.53%)
Supplemental data
Net assets, end of period (in thousands)	$22,535	$19,635	$18,461	$24,756	$42,312
Portfolio turnover	33%	26%	11%	25%	44%

Notes to Financial Highlights

(a)  Net investment loss per share reflects special dividends. The effect of this dividend amounted to $0.06 per share.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Small Cap Core Fund

	Year ended Sept. 30,
	2011	2010(a)
Class I
Per share data
Net asset value, beginning of period	$13.69	$13.37
Income from investment operations:
Net investment income (loss)	(0.01)	0.00 (b)
Net realized and unrealized gain (loss)	(0.30)	0.32
Total from investment operations	(0.31)	0.32
Proceeds from regulatory settlements	0.00 (b)	—
Net asset value, end of period	$13.38	$13.69
Total return	(2.26%)	2.39%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.88%	0.90%
Net expenses after fees waived or expenses reimbursed(d)(e)	0.88%	0.90%
Net investment income (loss)(e)	(0.04%)	2.13%
Supplemental data
Net assets, end of period (in thousands)	$3,765	$3
Portfolio turnover	33%	26%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Small Cap Core Fund

	Year ended Sept. 30,
	2011	2010	2009	2008	2007(a)
Class T
Per share data
Net asset value, beginning of period	$13.10	$11.39	$13.94	$19.78	$19.53
Income from investment operations:
Net investment income (loss)	(0.08)	(0.05)	(0.03)	(0.10)	0.03 (b)
Net realized and unrealized gain (loss)	(0.27)	1.76	(1.37)	(2.08)	2.43
Total from investment operations	(0.35)	1.71	(1.40)	(2.18)	2.46
Less distributions from shareholders:
Net investment income	—	—	—	(0.02)	—
Net realized gains	—	—	(1.15)	(3.64)	(2.21)
Total distributions to shareholders	—	—	(1.15)	(3.66)	(2.21)
Proceeds from regulatory settlements	0.00 (c)	—	0.00 (c)	—	—
Net asset value, end of period	$12.75	$13.10	$11.39	$13.94	$19.78
Total return	(2.67%)	15.01%	(7.45%)	(12.90%)	13.22%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.38%	1.35%	1.38%	1.30%	1.26%
Net expenses after fees waived or expenses reimbursed(e)(f)	1.35%	1.35%	1.38%	1.30%	1.26%
Net investment income (loss)(f)	(0.56%)	(0.42%)	(0.34%)	(0.63%)	0.17%
Supplemental data
Net assets, end of period (in thousands)	$63,595	$73,960	$74,722	$98,299	$136,381
Portfolio turnover	33%	26%	11%	25%	44%

Notes to Financial Highlights

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  Net investment income per share reflects special dividends. The effect of this dividend amounted to $0.07 per share.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Small Cap Core Fund

	Year ended Sept. 30,
	2011	2010(a)
Class W
Per share data
Net asset value, beginning of period	$13.32	$13.01
Income from investment operations:
Net investment income (loss)	(0.07)	0.00 (b)
Net realized and unrealized gain (loss)	(0.27)	0.31
Total from investment operations	(0.34)	0.31
Proceeds from regulatory settlements	0.00 (b)	—
Net asset value, end of period	$12.98	$13.32
Total return	(2.55%)	2.38%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.32%	1.34%
Net expenses after fees waived or expenses reimbursed(d)(e)	1.29%	1.34%
Net investment income (loss)(e)	(0.47%)	1.69%
Supplemental data
Net assets, end of period (in thousands)	$41,634	$3
Portfolio turnover	33%	26%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Small Cap Core Fund

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class Z
Per share data
Net asset value, beginning of period	$13.69	$11.87	$14.42	$20.33	$19.96
Income from investment operations:
Net investment income (loss)	(0.04)	(0.02)	0.00 (a)	(0.04)	0.09 (b)
Net realized and unrealized gain (loss)	(0.29)	1.84	(1.40)	(2.15)	2.49
Total from investment operations	(0.33)	1.82	(1.40)	(2.19)	2.58
Less distributions from shareholders:
Net investment income	—	—	—	(0.08)	—
Net realized gains	—	—	(1.15)	(3.64)	(2.21)
Total distributions to shareholders	—	—	(1.15)	(3.72)	(2.21)
Proceeds from regulatory settlements	0.00 (a)	—	0.00 (a)	—	—
Net asset value, end of period	$13.36	$13.69	$11.87	$14.42	$20.33
Total return	(2.41%)	15.33%	(7.18%)	(12.60%)	13.56%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.07%	1.05%	1.08%	1.00%	0.96%
Net expenses after fees waived or expenses reimbursed(d)(e)	1.05%	1.05%	1.08%	1.00%	0.96%
Net investment income (loss)(e)	(0.26%)	(0.12%)	(0.04%)	(0.27%)	0.46%
Supplemental data
Net assets, end of period (in thousands)	$369,903	$411,684	$353,117	$413,763	$834,537
Portfolio turnover	33%	26%	11%	25%	44%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  Net investment income per share reflects special dividends. The effect of this dividend amounted to $0.07 per share.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Notes to Financial Statements – Columbia Small Cap Core Fund

September 30, 2011

Note 1. Organization

Columbia Small Cap Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class T, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

The Fund is authorized to issue Class R4 and Class R5 shares, which would not be subject to sales charges; however, these share classes are not currently offered for sale.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market

22

Columbia Small Cap Core Fund, September 30, 2011

value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on the accrual basis.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management's estimates if actual information has not yet been reported. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

23

Columbia Small Cap Core Fund, September 30, 2011

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.75% to 0.55% as the Fund's net assets increased. The annualized effective management fee rate for the year ended September 30, 2011 was 0.74% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.067% of the Fund's average daily net assets. The annualized effective administration fee rate for the year ended September 30, 2011 was 0.07% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State

24

Columbia Small Cap Core Fund, September 30, 2011

Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Trustees are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended September 30, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.21
Class C	0.20
Class T	0.21
Class W	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $5,071.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

25

Columbia Small Cap Core Fund, September 30, 2011

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The annualized shareholder services fee for the year ended September 30, 2011 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $162,736 for Class A, $593 for Class B, $1,576 for Class C and $5,871 for Class T shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through January 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.36%
Class B	2.11
Class C	2.11
Class I	0.98
Class T	1.41
Class W	1.36
Class Z	1.11

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not

26

Columbia Small Cap Core Fund, September 30, 2011

exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.35%
Class B	2.10
Class C	2.10
Class I	0.96
Class T	1.40
Class W	1.35
Class Z	1.10

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended September 30, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for deferral of wash sale losses and net operating losses were identified and permanent differences reclassed among the components of the Fund's net assets in the Statement of Assets and Liabilities as follows:

Excess of distributions over net investment income	$3,229,004
Accumulated net realized gain	(752,572)
Paid-in capital	(2,476,432)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended September 30,	2011	2010
Ordinary Income	$—	$—
Long-Term Capital Gains	—	—
Tax Return of Capital	—	—

Short-term capital distributions, if any, are considered ordinary income distributions for tax purposes.

At September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	28,745,854
Unrealized depreciation	(16,829,809)

At September 30, 2011, the cost of investments for federal income tax purposes was approximately $697,551,872 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$114,426,396
Unrealized depreciation	$(131,256,205)
Net unrealized depreciation	$(16,829,809)

For the year ended September 30, 2011, $16,603,127 of capital loss carryforward was utilized.

Under current tax rules, certain losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2011, post-October losses of $439,559 attributed to Passive Foreign Investment Company transactions were deferred to October 1, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

27

Columbia Small Cap Core Fund, September 30, 2011

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $290,634,888 and $242,141,401, respectively, for the year ended September 30, 2011.

Note 6. Regulatory Settlements

During the year ended September 30, 2011, the Fund received payments of $12,545 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds from regulatory settlement" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At September 30, 2011, securities valued at $8,072,626 were on loan, secured by cash collateral of $8,599,212 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended September 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 8. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed

28

Columbia Small Cap Core Fund, September 30, 2011

below. For the period October 1, 2010 through July 11, 2011, these credits reduced total expenses by $85.

Note 9. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At September 30, 2011, one shareholder account owned 37.5% of the outstanding shares of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500,000,000.

Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through July 8, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $100,000,000 committed, unsecured revolving credit facility provided by State Street. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150,000,000 committed, unsecured revolving credit facility provided by State Street. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225,000,000. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280,000,000.

Effective October 14, 2010, interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

The Fund had no borrowings during the year ended September 30, 2011.

Note 12. Significant Risks

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that that invests in a wider range of industries.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this

29

Columbia Small Cap Core Fund, September 30, 2011

case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Small Cap Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Core Fund (the "Fund") (a series of Columbia Funds Series Trust I) at September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
November 21, 2011

31

Federal Income Tax Information (Unaudited) – Columbia Small Cap Core Fund

The Fund hereby designates as a capital gains dividend with respect to the fiscal year ended September 30, 2011, $30,183,147 or, if subsequently determined to be different, the net capital gain of such year.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

32

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parson Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

Nancy T. Lukitsh (born 1956)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director, Marketing of Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from1997 to 2010. Oversees 43; None

William E. Mayer (Born 1940)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

33

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
David M. Moffett (Born 1952)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington, from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, from 1993 to 2011; Adjunct Professor of Statistics, University of Washington, from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

34

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Michael A. Jones (born 1959)

c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Paul D. Pearson (born 1956)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

37

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Core Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

Columbia Small Cap Core Fund
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1721 C (11/11)

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the four series of the registrant whose report to stockholders are included in this annual filing. Fee information for fiscal year ended September 30, 2011 also includes fees for three series that merged during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2011 and September 30, 2010 are approximately as follows:

2011	2010
$122,000	$238,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Audit fees in fiscal year 2011 also include fees for the review of and provision of consent in connection with filing Form N-1A for new share classes.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended September 30, 2011 and September 30, 2010 are approximately as follows:

2011	2010
$62,800	$32,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2011 and 2010, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2011 also includes Audit-Related Fees for agreed- upon procedures related to fund mergers and fund accounting and custody conversions.

During the fiscal years ended September 30, 2011 and September 30, 2010, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended September 30, 2011 and September 30, 2010 are approximately as follows:

2011	2010
$62,900	$37,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2011, Tax Fees also include agreed-upon procedures related to fund mergers and the review of final tax returns. Fiscal years 2011 and 2010 also include tax fees for assistance with foreign tax filings.

During the fiscal years ended September 30, 2011 and September 30, 2010, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended September 30, 2011 and September 30, 2010 are approximately as follows:

2011	2010
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended September 30, 2011 and September 30, 2010 are approximately as follows:

2011	2010
$395,300	$999,300

In both fiscal years 2011 and 2010, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business and fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended September 30, 2011 and September 30, 2010 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2011 and September 30, 2010 are approximately as follows:

2011	2010
$521,000	$1,068,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	November 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	November 23, 2011

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	November 23, 2011